Exhibit 10.2

FIRST AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

This First Amendment to the Amended and Restated Construction Loan Agreement (the “First Amendment”) is made and entered into effective as of the      day of January 2008 (“Effective Date”), by and between LSCP, LLLP, an Iowa limited liability limited partnership (“LSCP, LLLP”), successor in interest to LSCP, L.P., an Iowa limited partnership (“LSCP, L.P.”), with its principal offices in Marcus, Iowa (LSCP, LLLP and LSCP, L.P. are referred to collectively as the “Borrower”), and FIRST NATIONAL BANK OF OMAHA, a national banking association with principal offices in Omaha, Nebraska (the “Bank”).

WHEREAS, the Bank and Borrower have entered into that certain Amended and Restated Construction Loan Agreement dated as of April 5, 2007 (the “Loan Agreement”); and

WHEREAS, the Borrower desires to modify and amend the Loan Agreement and the obligations of the Borrower pursuant to the Loan Documents, as hereinafter provided; and

WHEREAS, the Bank has agreed, on its own behalf and with the required consent of the participants, to make such amendments, subject to the terms and conditions set forth in this First Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements set forth in the Loan Agreement and the mutual covenants and agreements contained herein, the Borrower and Bank mutually agree as follows:

1.             Definitions.  Unless otherwise defined in this First Amendment, each capitalized term used in this First Amendment has the meaning ascribed to it in the Loan Agreement.

2.             Amendments to Definitions.  The following defined terms as reflected in Section 1.01 of the Agreement shall be, and hereby are, deleted in their entirety and replaced by the definition reflected below for each such defined term:

““Agreement” shall mean the Loan Agreement, as defined above, and shall include all schedules and exhibits to the Loan Agreement, in each case as amended, supplemented, or modified by the terms and provisions of the First Amendment, and as may be further amended, supplemented, or modified from time to time in accordance with the terms of this Agreement.”

““Total Expansion Facility Costs” means an amount equal to Seventy Five Million and No/100ths Dollars ($75,000,000.00).

3.             Additional Definitions.  The Parties agree that the following defined term shall be inserted, in alphabetical order, in Section 1.01 of the Agreement:

““Corn Oil Separation Unit Agreement” means that agreement by and between Borrower and ICM, Inc., a Kansas corporation, dated January     , 2008, relating to the

purchase and installation of a corn oil separation unit for the Expansion Facility for $2,000,000.00.”

““Vision” means Vision Processing Technologies, Inc., a Minnesota corporation.”

““Vision Letter of Intent” means that Binding Letter of Intent by and between the Borrower and Vision, dated January 7, 2008.”

4.             Amendment to Section 3.04.  Section 3.04 of the Agreement shall be, and hereby is, deleted in its entirety and replaced with the following:

Section 3.04. Total Expansion Facility Costs and Project Cost Overruns.  The Borrower agrees that all costs incurred by the Borrower relating to the Expansion Facility including the corn oil separation unit in excess of the Construction Loan Commitment shall be paid solely by the Borrower without the incurrence of any third-party borrowings or debt.  The Borrower also agrees that all costs incurred by the Borrower relating to the Expansion Facility in excess of the Total Expansion Facility Costs shall be paid solely by the Borrower and the Borrower shall immediately deliver additional funds to the Bank to fund any and all costs of the Expansion Facility in excess of the Total Expansion Facility Costs upon receipt of written request from the Bank relating thereto.  Notwithstanding the foregoing, Borrower shall be entitled to apply any previously achieved savings in any completed category of the Expansion Facility budget to pay for any such cost overruns.  In addition, Borrower may from time to time request that the contingency fund line item in the Expansion Facility budget be reallocated to pay needed costs of the Expansion Facility.  Such requests shall be subject to Bank’s approval in its reasonable discretion, which shall not be unreasonably withheld.

5.             Amendment to Section 3.07.  Section 3.07 of the Agreement shall be, and hereby is, deleted in its entirety and replaced with the following:

Section 3.07. Miscellaneous Procedures.  The Bank may establish reasonable additional procedures regarding disbursements and Draw Requests to assure the proceeds of the Construction Loan are paid only to those Persons entitled to the same, and that the liens securing the Obligations are in all cases first and paramount liens on the Property and all other assets of the Borrower, except to the extent, and solely to the extent, provided for herein to the contrary, including, but not limited to, the following procedures in connection with the costs incurred by the Borrower relating to the Total Expansion Facility Costs in excess of the Construction Loan Commitment:

(a)           A written conditional general lien waiver delivered to the Bank and Disbursing Agent, effective to waive any lien arising under the laws of the State of Iowa, relating to payments made under or pursuant to the Corn Oil Separation Unit Agreement; and

(b)           A written final general lien waiver delivered to the Bank and Disbursing Agent, effective to waive any lien arising under the laws of the State of Iowa,  relating to

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any final payment made under or pursuant to the Corn Oil Separation Unit Agreement; and

(c)           A document from the Borrower and, if applicable, the Independent Inspector, requesting and/or approving the amount of the approved construction costs, conformance thereof with the Schedule of Values and the Budget Variance Report delivered to the Bank, each as amended to reflect the terms and provisions of this First Amendment; and

(d)           Invoices from the Borrower or ICM, Inc. relating to the Corn Oil Separation Unit Agreement, and such other supporting evidence as may be reasonably requested by the Bank to substantiate all payments which are to be made under the Corn Oil Separation Unit Agreement.

Further, the Bank may establish reasonable additional procedures regarding disbursements under and pursuant to the Term Notes, the Operating Note, or the Existing Term Notes to assure compliance by the Borrower with the terms and provisions of this Agreement, the Loan Documents and the respective Term Notes, Operating Note or
Existing Term Notes, as the case may be.

6.             Section 4.02.  Section 4.02 of the Agreement shall be, and hereby is, deleted in its entirety and replaced with the following:

“The obligation of the Bank to make any additional Extensions of Credit, other than Extensions of Credit under the Operating Note, shall be subject to the condition precedent, unless waived or extended in writing by the Bank, that the Borrower shall be in compliance with the conditions set forth in Section 4.01 of this Agreement and to the further condition precedent that on the date of such Extension of Credit no determination shall have been made by the Bank, in the exercise of its reasonable judgment, that the undisbursed amount of the Construction Loan pluse the $2,000,000 to be paid by the Borrower under the Corn Oil Separation Unit Agreement is less than the amount required to pay all costs and expenses of any kind which reasonably may be anticipated in connection with the completion of the Expansion Facility and the corn oil separation unit; or, if such a determination has been made and notice thereof sent to the Borrower in accordance with this Agreement, the Borrower shall have deposited the necessary funds with the Bank in accordance with Section 3.04 of this Agreement.”

In addition to the obligations contained in Section 4.02 of the Agreement related to any additional Extensions of Credit, other than Extensions of Credit under the Operating Note, the Borrower shall also promptly deliver to the Bank the following:

(a)           A certified copy of the Corn Oil Separation Unit Agreement executed by ICM, Inc. and Borrower;

(b)           Copy of the Expansion Facility Plans related to the Corn Oil Separation Unit Agreement;

(c)           A certified copy of the executed Vision Letter of Intent;

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(d)           Certified copies of any and all documents related to the investment by the Borrower in Vision; and

(e)           The Reaffirmation of Guaranty duly executed by the Guarantor in the form attached hereto as Exhibit “A” and incorporated herein by this reference.

7.             Amendment to Section 5.16.   Section 5.16 of the Agreement shall be, and hereby is, deleted in its entirety and replaced with the following:

“Section 5.16.  No Subsidiary.   Except for Borrower’s investment in Akron and Vision, the Borrower does not have a Subsidiary.”

                8.             Amendment to Sections 6.04(b), 6.04(k) & 6.04(r).   Section 6.04(b), Section 6.04(k), and Section 6.04(r) of the Agreement shall be, and hereby are, deleted in their entirety and replaced with the following:

“(b)         form or own any Subsidiary except for investments and contributions to Akron and Vision;”

“(k)         consolidate, merge, pool, syndicate or otherwise combine with any other entity, give any preferential treatment or make any advance, directly or indirectly, by way of loan, gift, contribution, investment, bonus or otherwise to any Affiliate or any other Person; (A) notwithstanding the foregoing and provided the same does not otherwise violate any other covenant hereunder or violate any provision of the Operating Agreement of Akron, the Bank consents to the Borrower making equity contributions/investments in an aggregate amount of Twenty Million and No/100ths Dollars ($20,000,000.00) to Akron provided that, in connection with such equity contributions/investments, the Borrower shall (i) collaterally assign to the Bank all of its right, title and interest in and to any and all membership or other equity interests of Akron, (ii) deliver to the Bank a written consent to such collateral assignment, duly executed by all of the Directors of Akron, in form and substance satisfactory to the Bank, (iii) deliver to the Bank a certified copy of resolutions of the Board of Directors of the General Partner, in form and substance satisfactory to the Bank, authorizing the equity contribution/investment in Akron and the execution, delivery and performance of the collateral assignment of membership or other equity interests in Akron and any other documents to be delivered by the Borrower in connection therewith, and (iv) deliver any certificates evidencing the membership or other equity interests of Akron and any and all financing statements or other documents sufficient to create a valid and perfected first priority security interest in and to the membership or other equity interests, together with all increases, replacements, additions, substitutions, and cash and noncash proceeds thereof, in favor of the Bank as additional collateral to secure repayment of Borrower’s Obligations under this Agreement; and (B) notwithstanding the foregoing and provided the same does not otherwise violate any other covenant hereunder, the Bank consents to the Borrower making equity contributions/investments in an aggregate amount of Two Million and No/100ths Dollars ($2,000,000.00) to Vision in conformity with the Vision Letter of Intent provided, however, Borrower shall (i) deliver certified copies of any and all documents evidencing the equity interests of Vision acquired by the Borrower under

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the terms of the Vision Letter of Intent and (ii) not make any other or make any additional advance, directly or indirectly, by way of loan, gift, contribution, investment, bonus or otherwise to Vision without the Bank’s prior written authorization;”

“(r)          amend, or approve or cause any amendments, relating to the Schedule of Values or the Budget Variance Report (other than in conformity with the First Amendment) without the prior written approval of the Bank; or”

9.             Amendment to Section 7.01(w). Section 7.01(w) of the Agreement shall be, and hereby is, deleted in its entirety and replaced with the following:

“(w)        the Borrower shall establish a Subsidiary without the prior written consent of the Bank, except for Akron and Vision; or”

10.           Ratification of Agreement; No Waiver.  The Borrower and Bank agree that, except as expressly provided in this First Amendment, all terms and provisions of the Agreement, including, but not limited to, the financial covenants set forth in the Agreement, and all other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.  No amendment contained in this First Amendment shall be construed to amend or waive any obligation of the Borrower under the Agreement or any provision of any of the Loan Documents, except to the extent of the specific amendment referenced herein.  No delay or omission by the Bank in exercising any power, right, or remedy shall impair such power, right, or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right, or remedy shall preclude other or further exercise thereof or the exercise of any other power, right, or remedy under the Agreement or any other Loan Documents, or otherwise.

11.           Authorization.  By execution hereof, the undersigned representative of the Borrower hereby represents and warrants that (i) he is an Authorized Person of the Borrower, (ii) the execution, delivery and performance of this First Amendment is, and has been, duly authorized, approved and ratified by all required partnership or company action of the Borrower or the General Partner, and (iii) the amendments specifically referenced herein reflect all of the amendments being requested by the Borrower relating to the terms and provisions of the Agreement and the other Loan Documents.

12.           Counterparts.  This First Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.  A facsimile signature will be considered an original signature.

13.           Governing Law. This First Amendment shall be governed by, and construed in accordance with, the law is of the State of Nebraska, other than its conflicts of law provisions thereof.

14.           Submission to Jurisdiction; Venue.  The Borrower hereby submits to the jurisdiction of any state or federal court sitting in Omaha, Nebraska, in any action or proceeding arising out of or relating to this First Amendment and agrees that all claims in respect of the

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action or proceeding may be heard and determined in any such court.  The Borrower also agrees not to bring any action or proceeding arising out of or relating to this First Amendment in any other court.  The Borrower waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of the Bank.  The Borrower agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.  The Borrower hereby waives any rights it or they may have to transfer or change the venue of any suit, action or other proceeding brought against the Borrower by the Bank in accordance with this paragraph or in connection with this First Amendment, the Agreement or any other Loan Documents.

15.           Jury Trial Waiver. THE BANK AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS FIRST AMENDMENT, THE AGREEMENT OR ANY OF THE LOAN DOCUMENTS.  NO EMPLOYEE OF THE BANK HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THE TERMS AND PROVISIONS OF THIS PARAGRAPH OF THIS FIRST AMENDMENT.

16.           Credit Agreement.  A credit agreement must be in writing to be enforceable under Nebraska law.  To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the Effective Date.

“Borrower”

LSCP, LLLP
an Iowa limited liability limited partnership

By:	/s/ Stephen G. Roe

Title:	President/CEO

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“Bank”

FIRST NATIONAL BANK OF OMAHA,
a national banking association

By:	/s/ Bradley J. Brummund

Title:	Vice President

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FIRST AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

EXHIBIT “A”

REAFFIRMATION OF GUARANTY

This will confirm (a) that the undersigned hereby consents (i) to the terms of that First Amendment to the Amended and Restated Construction Loan Agreement (the “First Amendment”) of even date herewith by and between the Borrower and the Bank and (ii) to the execution and delivery of the First Amendment by the Borrower; (b) that the Obligations of the Borrower to the Bank under the Agreement as amended by the First Amendment constitutes an obligation of the Guarantor to the Bank under the terms and conditions of the Guaranty; and (c) that all references to the “Loan Agreement” contained in the Guaranty shall constitute references to the Agreement as amended by the First Amendment, and as the same may be amended, restated or otherwise modified from time to time hereafter.  The undersigned confirms to the Bank that all of the terms, conditions, provisions, agreement, requirements, promises, obligations, duties, covenants, and representations of the undersigned under the Guaranty, and any and all other documents and agreements entered into with respect to the obligations under the Guaranty, are incorporated herein by this referenced as modified hereby and as so modified, are hereby ratified and affirmed in all respects by the undersigned.

“Guarantor”

Little Sioux Corn Processors, L.L.C.,
an Iowa limited liability company

By:	/s/ Stephen G. Roe

Name:	Stephen G. Roe

Title:	CEO/President

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SECOND AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

This Second Amendment to the Amended and Restated Construction Loan Agreement (the “Second Amendment”) is made and entered into effective as of the 31st day of March 2008 (“Effective Date”), by and between LSCP, LLLP, an Iowa limited liability limited partnership (“LSCP, LLLP”), successor in interest to LSCP, L.P., an Iowa limited partnership (“LSCP, L.P.”), with its principal offices in Marcus, Iowa (LSCP, LLLP and LSCP, L.P. are referred to collectively as the “Borrower”), and FIRST NATIONAL BANK OF OMAHA, a national banking association with principal offices in Omaha, Nebraska (the “Bank”).

WHEREAS, the Bank and Borrower have entered into that certain Amended and Restated Construction Loan Agreement dated as of April 5, 2007 (the “Initial Loan Agreement”), as amended by that certain First Amendment to Amended & Restated Construction Loan Agreement dated as of January       , 2008 (the “First Amendment”) (the Initial Loan Agreement and the First Amendment are herein jointly referred to as the “Loan Agreement”); and

WHEREAS, the Borrower desires to modify and amend the Loan Agreement and the obligations of the Borrower pursuant to the Loan Documents, as hereinafter provided; and

WHEREAS, the Bank has agreed, on its own behalf and with the required consent of the participants, to make such amendments, subject to the terms and conditions set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements set forth in the Loan Agreement and the mutual covenants and agreements contained herein, the Borrower and Bank mutually agree as follows:

1.             Definitions.  Unless otherwise defined in this Second Amendment, each capitalized term used in this Second Amendment, including its preamble and recitals, has the meaning ascribed to it in the Loan Agreement.

2.             Amendments to Definitions.  The following defined terms as reflected in Section 1.01 of the Agreement shall be, and hereby are, deleted in their entirety and replaced by the definition reflected below for each such defined term:

““Agreement” shall have the meaning given such term in the preamble hereto, and shall include all schedules and exhibits hereto, in each case as amended, supplemented, or modified by the terms and provisions of (i) the First Amendment to Amended and Restated Construction Loan Agreement dated as of January       , 2008, by and between Borrower and the Bank, and (ii) the Second Amendment to Amended and Restated Construction Loan Agreement dated as of March 31, 2008, by and between the Borrower and the Bank, and as may be further amended, supplemented, or modified from time to time in accordance with the terms of this Agreement.

“Operating Loan Termination Date”  means the earliest to occur of the following: (a) April 30, 2008, or such later date to which the Operating Loan Termination Date has been extended by written agreement by the Bank, (b) the date the Obligations are accelerated pursuant to the terms and provisions of this Agreement or the Operating Note, (c) the date the Bank receives notice in writing from the Borrower of the Borrower’s election to terminate the Operating Note as described in Section 2.06 of this Agreement and (d) the date the Bank receives (i) notice in writing from the Borrower of the Borrower’s election to terminate this Agreement or (ii) indefeasible payment in full of the Obligations.”

3.             Extension of Operating Loan Termination Date.  The Parties agree that the Operating Loan Termination Date shall be extend to April 30, 2008, subject to and in accordance with the amended definition of the Operating Loan Termination Date stated in Section 2 above.  Upon the execution of this Second Amendment, Borrower agrees to deliver to the Bank an Operating Note in the form attached hereto as Exhibit “A” and incorporated herein by this reference.  Such Operating Note shall be an extension of the Operating Note, dated April 5, 2007, and attached to the Loan Agreement as Exhibit “G”, and all references to the Operating Note in the Loan Agreement or in any of the other Loan Documents, shall be deemed for all purposes to be a reference to the extended Operating Note attached hereto.

4.             Reaffirmation of Guaranty.  Upon the execution hereof, the Borrower shall deliver to the Bank a Reaffirmation of Guaranty duly executed by the Guarantor in the form attached hereto as Exhibit “B” and incorporated herein by this reference.

5.             Ratification of Loan Agreement; No Waiver.  The Borrower and Bank agree that, except as expressly provided in this Second Amendment, all terms and provisions of the Loan Agreement, including, but not limited to, the financial covenants set forth in the Loan Agreement, and all other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.  No amendment contained in this Second Amendment shall be construed to amend or waive any obligation of the Borrower under the Loan Agreement or any provision of any of the Loan Documents, except to the extent of the specific amendment referenced herein.  No delay or omission by the Bank in exercising any power, right, or remedy shall impair such power, right, or remedy or be construed as a waiver thereof of any acquiescence therein, and no single or partial exercise of any such power, right, or remedy shall preclude other or further exercise thereof or the exercise of any other power, right, or remedy under the Loan Agreement or any other Loan Documents, or otherwise.

6.             Authorization.  By execution hereof, the undersigned representative of the Borrower hereby represents and warrants that (i) he is an Authorized Person of the Borrower, (ii) the execution, delivery and performance of this Second Amendment is, and has been, duly authorized, approved and ratified by all required partnership or company action of the Borrower or the General Partner, and (iii) the amendments specifically referenced herein reflect all of the amendments being requested by the Borrower relating to the terms and provisions of the Agreement and the other Loan Documents.

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7.             Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the law is of the State of Nebraska, other than its conflicts of law provisions thereof.

8.             Submission to Jurisdiction; Venue.  The Borrower hereby submits to the jurisdiction of any state or federal court sitting in Omaha, Nebraska, in any action or proceeding arising out of or relating to this Second Amendment and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.  The Borrower also agrees not to bring any action or proceeding arising out of or relating to this Second Amendment in any other court.  The Borrower waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of the Bank.  The Borrower agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.  The Borrower hereby waives any rights it or they may have to transfer or change the venue of any suit, action or other proceeding brought against the Borrower by the Bank in accordance with this paragraph or in connection with this First Amendment, the Agreement or any other Loan Documents.

9.             Jury Trial Waiver. THE BANK AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS FIRST AMENDMENT, THE AGREEMENT OR ANY OF THE LOAN DOCUMENTS.  NO EMPLOYEE OF THE BANK HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THE TERMS AND PROVISIONS OF THIS PARAGRAPH OF THIS FIRST AMENDMENT.

10.           Credit Agreement.  A CREDIT AGREEMENT MUST BE IN WRITING TO BE ENFORCEABLE UNDER NEBRASKA LAW.  TO PROTECT YOU AND US FROM ANY MISUNDERSTANDINGS OR DISAPPOINTMENTS, ANY CONTRACT, PROMISE, UNDERTAKING, OR OFFER TO FOREBEAR REPAYMENT OF MONEY OR TO MAKE ANY OTHER FINANCIAL ACCOMMODATION IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF CREDIT, OR ANY AMENDMENT OF, CANCELLATION OF, WAIVER OF, OR SUBSTITUTION FOR ANY OR ALL OF THE TERMS OR PROVISIONS OF ANY INSTRUMENT OR DOCUMENT EXECUTED IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF CREDIT, MUST BE IN WRITING TO BE EFFECTIVE.

11.           Counterparts.  This Second Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.  A facsimile signature (or signatures sent by electronic mail in .pdf format) will be deemed an original signature.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first written above.

“Borrower”

LSCP, LLLP
an Iowa limited liability limited partnership

By:	/s/ Stephen G. Roe

Title:	General Manager

“Bank”

FIRST NATIONAL BANK OF OMAHA,
a national banking association

By:	/s/ Bradley J. Brummund

Title:	Vice President

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SECOND AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

EXHIBIT “A”

FORM OF OPERATING NOTE

[SEE THE ATTACHED]

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SECOND AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

EXHIBIT “B”

REAFFIRMATION OF GUARANTY

This will confirm (a) that the undersigned hereby consents (i) to the terms of that First Amendment to the Amended and Restated Construction Loan Agreement (the “First Amendment”) of even date herewith by and between the Borrower and the Bank and (ii) to the execution and delivery of the First Amendment by the Borrower; (b) that the Obligations of the Borrower to the Bank under the Agreement as amended by the First Amendment constitutes an obligation of the Guarantor to the Bank under the terms and conditions of the Guaranty; and (c) that all references to the “Loan Agreement” contained in the Guaranty shall constitute references to the Agreement as amended by the First Amendment, and as the same may be amended, restated or otherwise modified from time to time hereafter.  The undersigned confirms to the Bank that all of the terms, conditions, provisions, agreement, requirements, promises, obligations, duties, covenants, and representations of the undersigned under the Guaranty, and any and all other documents and agreements entered into with respect to the obligations under the Guaranty, are incorporated herein by this referenced as modified hereby and as so modified, are hereby ratified and affirmed in all respects by the undersigned.

“Guarantor”

Little Sioux Corn Processors, L.L.C.,
an Iowa limited liability company

By:	/s/ Stephen G. Roe

Name:	Stephen G. Roe

Title:	CEO/President

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THIRD AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

This Third Amendment to the Amended and Restated Construction Loan Agreement (the “Third Amendment”) is made and entered into effective as of the 30th day of April 2008 (“Effective Date”), by and between LSCP, LLLP, an Iowa limited liability limited partnership (“LSCP, LLLP”), successor in interest to LSCP, L.P., an Iowa limited partnership (“LSCP, L.P.”), with its principal offices in Marcus, Iowa (LSCP, LLLP and LSCP, L.P. are referred to collectively as the “Borrower”), and FIRST NATIONAL BANK OF OMAHA, a national banking association with principal offices in Omaha, Nebraska (the “Bank”).

WHEREAS, the Bank and Borrower have entered into that certain Amended and Restated Construction Loan Agreement dated as of April 5, 2007 (the “Initial Loan Agreement”), as amended by (i) that certain First Amendment to Amended and Restated Construction Loan Agreement dated as of January 31, 2008 (the “First Amendment”) and (ii) that certain Second Amendment to Amended and Restated Construction Loan Agreement dated as of March 31, 2008 (the “Second Amendment”)  (the Initial Loan Agreement as amended by the First Amendment and the Second Amendment are herein jointly referred to as the “Loan Agreement”); and

WHEREAS, the Borrower desires to modify and amend the Loan Agreement and the obligations of the Borrower pursuant to the Loan Documents, as hereinafter provided; and

WHEREAS, the Bank has agreed, on its own behalf and with the required consent of the participants, to make such amendments, subject to the terms and conditions set forth in this Third Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements set forth in the Loan Agreement and the mutual covenants and agreements contained herein, the Borrower and Bank mutually agree as follows:

1.             Definitions.  Unless otherwise defined in this Third Amendment, each capitalized term used in this Third Amendment, including its preamble and recitals, has the meaning ascribed to it in the Loan Agreement.

2.             Amendments to Definitions.  The following defined terms as reflected in Section 1.01 of the Loan Agreement shall be, and hereby are, deleted in their entirety and replaced by the definition reflected below for each such defined term:

““Agreement” shall have the meaning given such term in the preamble hereto, and shall include all schedules and exhibits thereto, in each case as amended, supplemented, or modified by the terms and provisions of (i) the First Amendment to Amended and Restated Construction Loan Agreement dated as of January 31, 2008, by and between Borrower and the Bank, (ii) the Second Amendment to Amended and Restated Construction Loan Agreement dated as of March 31, 2008, by and between the Borrower and the Bank, and (iii) the Third Amendment to Amended and Restated Construction

Loan Agreement dated as of April 30, 2008, by and between the Borrower and the Bank, and as may be further amended, supplemented, or modified from time to time in accordance with the terms of this Agreement.

“Operating Loan Termination Date”  means the earliest to occur of the following: (a) June 1, 2008, or such later date to which the Operating Loan Termination Date has been extended by written agreement by the Bank, (b) the date the Obligations are accelerated pursuant to the terms and provisions of this Agreement or the Operating Note, (c) the date the Bank receives notice in writing from the Borrower of the Borrower’s election to terminate the Operating Note as described in Section 2.06 of this Agreement and (d) the date the Bank receives (i) notice in writing from the Borrower of the Borrower’s election to terminate this Agreement or (ii) indefeasible payment in full of the Obligations.”

3.             Extension of Operating Loan Termination Date.  The parties agree that the Operating Loan Termination Date shall be extended to June 1, 2008, subject to and in accordance with the amended definition of the Operating Loan Termination Date stated in Section 2 above.  Upon the execution of this Third Amendment, Borrower agrees to deliver to the Bank an Operating Note in the form attached hereto as Exhibit “A” and incorporated herein by this reference.  Such Operating Note shall be an extension of the Operating Note, dated March 31, 2008, and attached to the Loan Agreement as Exhibit “G,” and all references to the Operating Note in the Loan Agreement or in any of the other Loan Documents, shall be deemed for all purposes to be a reference to the extended Operating Note attached hereto.

4.             Reaffirmation of Guaranty.  Upon the execution hereof, the Borrower shall deliver to the Bank a Reaffirmation of Guaranty duly executed by the Guarantor in the form attached hereto as Exhibit “B” and incorporated herein by this reference.

5.             Ratification of Loan Agreement; No Waiver.  The Borrower and Bank agree that, except as expressly provided in this Third Amendment, all terms and provisions of the Loan Agreement, including, but not limited to, the financial covenants set forth in the Loan Agreement, and all other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.  No amendment contained in this Third Amendment shall be construed to amend or waive any obligation of the Borrower under the Loan Agreement or any provision of any of the Loan Documents, except to the extent of the specific amendment referenced herein.  No delay or omission by the Bank in exercising any power, right, or remedy shall impair such power, right, or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right, or remedy shall preclude other or further exercise thereof or the exercise of any other power, right, or remedy under the Loan Agreement or any other Loan Documents, or otherwise.

6.             Authorization.  By execution hereof, the undersigned representative of the Borrower hereby represents and warrants that (i) he is an Authorized Person of the Borrower, (ii) the execution, delivery and performance of this Third Amendment is, and has been, duly authorized, approved and ratified by all required partnership or company action of the Borrower or the General Partner, and (iii) the amendments specifically referenced herein reflect all of the amendments being requested by the Borrower relating to the terms and provisions of the Loan Agreement and the other Loan Documents.

7.             Governing Law.  This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of Nebraska, other than conflict of law provisions thereof.

8.             Submission to Jurisdiction; Venue.  The Borrower hereby submits to the jurisdiction of any state or federal court sitting in Omaha, Nebraska, in any action or proceeding arising out of or relating to this Third Amendment and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.  The Borrower also agrees not to bring any action or proceeding arising out of or relating to this Third Amendment in any other court.  The Borrower waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of the Bank.  The Borrower agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.  The Borrower hereby waives any rights it or they may have to transfer or change the venue of any suit, action or other proceeding brought against the Borrower by the Bank in accordance with this paragraph or in connection with this Third Amendment, the Loan Agreement or any other Loan Documents.

9.             Jury Trial Waiver. THE BANK AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS THIRD AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE LOAN DOCUMENTS.  NO EMPLOYEE OF THE BANK HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THE TERMS AND PROVISIONS OF THIS PARAGRAPH OF THIS THIRD AMENDMENT.

10.           CREDIT AGREEMENT.  A CREDIT AGREEMENT MUST BE IN WRITING TO BE ENFORCEABLE UNDER NEBRASKA LAW.  TO PROTECT YOU AND US FROM ANY MISUNDERSTANDINGS OR DISAPPOINTMENTS, ANY CONTRACT, PROMISE, UNDERTAKING, OR OFFER TO FORBEAR REPAYMENT OF MONEY OR TO MAKE ANY OTHER FINANCIAL ACCOMMODATION IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF CREDIT, OR ANY AMENDMENT OF, CANCELLATION OF, WAIVER OF, OR SUBSTITUTION FOR ANY OR ALL OF THE TERMS OR PROVISIONS OF ANY INSTRUMENT OR DOCUMENT EXECUTED IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF CREDIT, MUST BE IN WRITING TO BE EFFECTIVE.

11.           Counterparts.  This Third Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.  A facsimile signature (or signatures sent by electronic mail in .pdf format) will be deemed an original signature.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first written above.

“Borrower”

LSCP, LLLP,
an Iowa limited liability limited partnership

By:	Little Sioux Corn Processors, L.L.C.,
its General Partner

	By:	/s/ Stephen G. Roe

	Its:	President

“Bank”

FIRST NATIONAL BANK OF OMAHA,
a national banking association

By:	/s/ Bradley J. Brummund

Title:	Vice President

THIRD AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

EXHIBIT “A”

FORM OF OPERATING NOTE

[SEE THE ATTACHED]

THIRD AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

EXHIBIT “B”

REAFFIRMATION OF GUARANTY

[SEE THE ATTACHED]

REAFFIRMATION OF GUARANTY

This will confirm (a) that the undersigned hereby consents (i) to the terms of that Third Amendment to the Amended and Restated Construction Loan Agreement (the “Third Amendment”) of even date herewith by and between the Borrower and the Bank and (ii) to the execution and delivery of the Third Amendment by the Borrower; (b) that the Obligations of the Borrower to the Bank under the Loan Agreement (as defined in the Third Amendment) as amended by the Third Amendment constitutes an obligation of the Guarantor to the Bank under the terms and conditions of the Guaranty; and (c) that all references to the “Loan Agreement” contained in the Guaranty shall constitute references to the Loan Agreement as amended by the Third Amendment, and as the same may be amended, restated or otherwise modified from time to time hereafter.  The undersigned confirms to the Bank that all of the terms, conditions, provisions, agreement, requirements, promises, obligations, duties, covenants, and representations of the undersigned under the Guaranty, and any and all other documents and agreements entered into with respect to the obligations under the Guaranty, are incorporated herein by this referenced as modified hereby and as so modified, are hereby ratified and affirmed in all respects by the undersigned.

Dated as of April 30, 2008.

“Guarantor”

Little Sioux Corn Processors, L.L.C.,
an Iowa limited liability company

By:	/s/ Stephen G. Roe

Name:	Stephen G. Roe

Title:	President

OPERATING NOTE

$5,000,000.00	April 30, 2008
Omaha, Nebraska

FOR VALUE RECEIVED, the undersigned, LSCP, LLLP, an Iowa limited liability limited partnership (the “Borrower”), HEREBY PROMISES TO PAY to the order of FIRST NATIONAL BANK OF OMAHA, a national banking association (the “Bank”), at its principal office located at 1620 Dodge Street, STOP 1050, Omaha, Nebraska 68197, in lawful money of the United States and in immediately available funds, the principal amount of Five Million and No/100ths Dollars ($5,000,000.00) or, so much thereof as may be advanced by the Bank pursuant to the terms and provisions of the Loan Agreement, as hereinafter defined, between the Borrower and the Bank (the “Principal Amount”).

The Borrower further agrees to pay (i) the Principal Amount and (ii) interest on the unpaid Principal Amount from the date hereof at the rates and times specified in the Loan Agreement, without off-set, deduction or counterclaim, until paid in full.  The unpaid Principal Amount hereof, together with all accrued and unpaid interest hereunder, shall be due and payable in accordance with the terms and provisions of the Loan Agreement, but in any event not later than June 1, 2008.

This Operating Note (this “Operating Note”) is an extension of the Operating Note dated March 31, 2008 and attached as Exhibit “G” to that certain Amended and Restated Construction Loan Agreement, dated April 5, 2007, by and between the Borrower and the Bank (the “Initial Loan Agreement”), as amended by that certain First Amendment to Amended and Restated Construction Loan Agreement dated as of January 31, 2008 (the “First Amendment”), as further amended by that certain Second Amendment to the Amended and Restated Construction Loan Agreement dated as of March 31, 2008 (the “Second Amendment”), as further amended by that certain Third Amendment to the Amended and Restated Construction Loan Agreement dated as of April 30, 2008 (the “Third Amendment”) (each as amended, supplemented, or otherwise modified from time to time, the Initial Loan Agreement, the First Amendment, the Second Amendment, and the Third Amendment are herein referred to collectively as the “Loan Agreement”), the terms and conditions of which are incorporated herein by this reference.  All references to the Operating Note in the Loan Agreement or in any of the other Loan Documents, shall be deemed for all purposes to be a reference to this Operating Note. This Operating Note is entitled to the benefits and security set forth in the Loan Documents, including, but not limited to, the Security Agreement, the Mortgage, the Assignment of Rents and Leases and the Guaranty.  In the event of a conflict or inconsistency between the terms of this Operating Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.  Capitalized terms not otherwise defined in this Operating Note which are defined in the Loan Agreement shall have the meanings ascribed thereto in the Loan Agreement.

The Loan Agreement, among other things, contains (i) enumerated Events of Default, (ii) provisions for acceleration of the maturity of this Operating Note upon the happening of certain stated events, (iii) provisions for prepayments of the Principal Amount of this Operating Note prior to the maturity of the Operating Note, and (iv) provisions for modification or waiver of this Operating Note upon the terms and conditions specified in the Loan Agreement.

The occurrence of any Event of Default enumerated in the Loan Agreement or any of the other Loan Documents shall constitute an Event of Default under this Operating Note.  Upon any such Event of Default, the Bank shall have any and all remedies provided in the Loan Agreement or any of the other Loan Documents, including but not limited to the right, but not the obligation, to accelerate the due date of this Operating Note and declare all obligations set forth herein immediately due and payable, and such other remedies as are provided by law.  No failure to exercise, and no delay in exercising, any rights hereunder on the part of the Bank shall operate as a waiver of such rights.

Borrower acknowledges that the obligations evidenced by this Operating Note are for business purposes only and are not an extension of consumer or individual credit.

THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY GOVERNING LAW, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, NOTICE OF DISHONOR, PROTEST, NOTICE OF PROTEST, DEMAND, NOTICE OF EVERY KIND IN CONNECTION HEREWITH AND DILIGENCE IN ENFORCING PAYMENT OR BRINGING SUIT AGAINST ANY PARTY HERETO.

This Operating Note is made under and governed by the laws of, and shall be deemed to have been executed in, the State of Nebraska without giving effect to choice of law principles (whether of the State of Nebraska or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nebraska.

THE BANK AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS OPERATING NOTE.  NO OFFICER OR EMPLOYEE OF THE BANK HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

Time is of the essence as to each and every date and each and every obligation of the Borrower set forth in this Operating Note.

IN WITNESS WHEREOF, the Borrower has caused this Operating Note to be executed and delivered to the Bank as of the day and year first written above.

“Borrower”

LSCP, LLLP,
an Iowa limited liability limited partnership

By:	Little Sioux Corn Processors, L.L.C.,
its General Partner

	By:	/s/ Stephen G. Roe

	Its:	President

FOURTH AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

This Fourth Amendment to the Amended and Restated Construction Loan Agreement (the “Fourth Amendment”) is made and entered into effective as of the 1st day of June 2008 (“Effective Date”), by and between LSCP, LLLP, an Iowa limited liability limited partnership (“LSCP, LLLP”), successor in interest to LSCP, L.P., an Iowa limited partnership (“LSCP, L.P.”), with its principal offices in Marcus, Iowa (LSCP, LLLP and LSCP, L.P. are referred to collectively as the “Borrower”), and FIRST NATIONAL BANK OF OMAHA, a national banking association with principal offices in Omaha, Nebraska (the “Bank”).

WHEREAS, the Bank and Borrower have entered into that certain Amended and Restated Construction Loan Agreement dated as of April 5, 2007 (the “Initial Loan Agreement”), as amended by (i) that certain First Amendment to Amended & Restated Construction Loan Agreement dated as of January 31, 2008 (the “First Amendment”), (ii) that certain Second Amendment to Amended and Restated Construction Loan Agreement dated as of March 31, 2008 (the “Second Amendment”), and (iii) that certain Third Amendment to Amended and Restated Construction Loan Agreement dated as of April 30, 2008 (the “Third Amendment”) (the Initial Loan Agreement as amended by the First Amendment, the Second Amendment, and the Third Amendment are herein collectively referred to as the “Loan Agreement”); and

WHEREAS, the Borrower desires to modify and amend the Loan Agreement and the Obligations of the Borrower pursuant to the Loan Documents, as hereinafter provided; and

WHEREAS, the Bank has agreed, on its own behalf and with the required consent of the participants, to make such amendments, subject to the terms and conditions set forth in this Fourth Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements set forth in the Loan Agreement and the mutual covenants and agreements contained herein, the Borrower and Bank mutually agree as follows:

1.             Definitions.  Unless otherwise defined in this Fourth Amendment, each capitalized term used in this Fourth Amendment, including its preamble and recitals, has the meaning ascribed to it in the Loan Agreement.

2.             Amendments to Definitions.  The following defined terms as reflected in Section 1.01 of the Agreement shall be, and hereby are, deleted in their entirety and replaced by the definition reflected below for each such defined term:

““Agreement” shall have the meaning given such term in the preamble hereto, and shall include all schedules and exhibits thereto, in each case as amended, supplemented, or modified by the terms and provisions of (i) the First Amendment to Amended and Restated Construction Loan Agreement dated as of January 31, 2008, by and between Borrower and the Bank, (ii) the Second Amendment to Amended and Restated Construction Loan Agreement dated as of March 31, 2008, by and between the Borrower

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and the Bank, (iii) the Third Amendment to Amended and Restated Construction Loan Agreement dated as of April 30, 2008, by and between the Borrower and the Bank, and (iv) the Fourth Amendment to Amended and Restated Construction Loan Agreement dated as of June 1, 2008, by and between the Borrower and the Bank, and as may be further amended, supplemented, or modified from time to time in accordance with the terms of this Agreement.

“Borrowing Base” means the lesser of:

(a)           Ten Million and No/100ths Dollars ($10,000,000.00) less the aggregate amount of any outstanding Letters of Credit; or

(b)           The aggregate of (i) seventy-five percent (75%) of the Borrower’s inventory of corn, at current value on the date reported, plus (ii) seventy-five percent (75%) of the Borrower’s Finished Goods-Distiller’s Grains Inventory, at current value on the date reported, plus (iii) seventy-five percent (75%) of the Borrower’s Finished Goods-Ethanol Inventory, valued at the lower of cost or market, plus (iv) seventy-five percent (75%) of the amount of the Borrower’s current sales accounts receivable aged thirty (30) days or less, excluding, however, any accounts receivable reasonably deemed ineligible by the Bank, and plus (v) seventy-five percent (75%) of the amount of the Borrower’s current state or federal incentives accounts receivable, including, but not limited to, USDA CCC Bio-Energy Accounts Receivable, aged less than one hundred twenty (120) days.

“Existing Swap Loan Termination Date” means the earlier to occur of (a) July 20, 2008, or (b) the date the Obligations are accelerated pursuant to this Agreement or the Notes or (c) the date the Bank has received (i) notice in writing from the Borrower of the Borrower’s election to terminate this Agreement or (ii) indefeasible payment in full of the Obligations.”

“Mortgage” means the Amended, Restated and Expanded Mortgage, dated the Closing Date, as amended by the First Amendment to Amended, Restated and Expanded Mortgage dated as of June 1, 2008, between the Borrower and the Bank in the form of Exhibit “A” attached hereto and incorporated herein by this reference creating a first lien on the Property and a security interest in all of the personal property incorporated therein as a fixture, each as security for payment of the Obligations.

“Operating Loan Termination Date”  means the earliest to occur of the following: (a) March 31, 2009, or such later date to which the Operating Loan Termination Date has been extended by written agreement by the Bank, (b) the date the Obligations are accelerated pursuant to the terms and provisions of this Agreement or the Operating Note, (c) the date the Bank receives notice in writing from the Borrower of the Borrower’s election to terminate the Operating Note as described in Section 2.06 of this Agreement and (d) the date the Bank receives (i) notice in writing from the Borrower of the Borrower’s election to terminate this Agreement or (ii) indefeasible payment in full of the Obligations.”

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3.             Extension of Operating Loan Termination Date.  The parties agree that the Operating Loan shall be extended to March 31, 2009, subject to and in accordance with the amended definition of the Operating Loan Termination Date stated in Section 2 above.  Upon the execution of this Fourth Amendment, Borrower agrees to deliver to the Bank an Amended Extension Operating Note in the form attached hereto as Exhibit “B” and incorporated herein by this reference (the “Extension Operating Note”).  Such Extension Operating Note shall be an extension of and amendment to the Operating Note, dated April 30, 2008, and attached to the Agreement as Exhibit “G,” and all references to the Operating Note in the Agreement, or in any of the other Loan Documents, shall be deemed for all purposes to be a reference to the Extension Operating Note attached hereto.

4.             Extension of Maturity Dates of Existing Term Notes.  The parties agree that the maturity dates of the Existing Term Notes shall be extended as follows: (a) the maturity date of the Existing Swap Note shall be extended to July 20, 2008, subject to and in accordance with the amended definition of the Existing Swap Loan Termination Date stated in Section 2 above, (b) the maturity date of the Existing Variable Rate Note shall be extended to July 20, 2008, subject to and in accordance with the terms of the Agreement, and (c) the maturity date of the Existing Long Term Revolving Note shall be extended to July 20, 2008, subject to and in accordance with the terms of the Agreement.  Upon the execution of this Fourth Amendment, Borrower agrees to deliver to the Bank (x) an Extension Existing Swap Note in the form attached hereto as Exhibit “C” and incorporated herein by this reference (the “Extension Existing Swap Note”), (y) an Extension Existing Variable Rate Note in the form attached hereto as Exhibit “D” and incorporated herein by this reference (the “Extension Existing Variable Rate Note”), and (z) an Extension Existing Long Term Revolving Note in the form attached hereto as Exhibit “E” and incorporated herein by this reference (the “Extension Existing Long Term Revolving Note”).  Such Extension Existing Swap Note shall be an extension of and amendment to the Existing Swap Note, dated June 23, 2003, and attached to the Initial Loan Agreement as Exhibit “J,” and all references to the Existing Swap Note in the Agreement, or in any of the other Loan Documents, shall be deemed for all purposes to be a reference to the Extension Existing Swap Note attached hereto.  Such Extension Existing Variable Rate Note shall be an extension of and amendment to the Existing Variable Rate Note, dated June 23, 2003, and attached to the Initial Loan Agreement as Exhibit “K,” and all references to the Existing Variable Rate Note in the Agreement, or in any of the other Loan Documents, shall be deemed for all purposes to be a reference to the Extension Existing Variable Rate Note attached hereto.  Such Extension Existing Long Term Revolving Note shall be an extension of and amendment to the Existing Long Term Revolving Note, dated June 23, 2003, and attached to the Initial Loan Agreement as Exhibit “L,” and all references to the Existing Long Term Revolving Note in the Agreement, or in any of the other Loan Documents, shall be deemed for all purposes to be a reference to the Extension Existing Long Term Revolving Note attached hereto.

5.             Amendment to Section 2.06.   The parties agree that Section 2.06 of the Agreement shall be, and hereby is, deleted in its entirety and replaced with the following:

“Section 2.06. Operating Loan.  The Bank agrees, on the terms and subject to the conditions set forth in this Agreement, to lend up to Ten Million and No/100ths Dollars ($10,000,000.00) to the Borrower relating to the Operating Loan, which shall

3

provide both operating line of credit financing and Letter of Credit financing under the same financing facility and will refinance and replace the Existing Operating Note.  The Bank will credit proceeds of the Operating Loan to the Borrower’s deposit account with the Bank, bearing account number 22674210.  Subject to the terms of this Agreement and the Operating Note, the Bank will lend the Borrower, from time to time until the Operating Loan Termination Date such sums as the Borrower may request by reasonable same-day notice to the Bank, received by the Bank not later than 11:00 a.m. (Omaha, Nebraska time) of such day, but which shall not exceed the aggregate principal amount at any one time outstanding of Ten Million and No/100ths Dollars ($10,000,000.00) less (i) the aggregate amounts of any sums previously disbursed to the Borrower under the Operating Loan by the Bank at the request of, and for the account of, the Borrower and (ii) the aggregate amount of any outstanding Letters of Credit (the “Operating Loan Commitment”).  The Borrower may borrow, repay, and reborrow under the Operating Loan, without penalty or premium, from the Closing Date until the Operating Loan Termination Date, either the full amount of the Operating Loan Commitment or any lesser sum.  It is the intention of the parties that the outstanding balance of the Operating Loan shall not exceed the Borrowing Base, and if at any time said balance exceeds the Borrowing Base, the Borrower shall forthwith pay the Bank sufficient funds to reduce the balance of the Operating Loan until it is in compliance with this requirement.  The Borrower may elect to terminate the Operating Note at any time upon written notice to the Bank.  In the event the Borrower elects to terminate the Operating Note, the aggregate principal amount of the Operating Note outstanding, together with any accrued and unpaid interest thereon, shall be due and payable to the Bank on the date of such election, if not sooner paid.”

6.             Reaffirmation of Guaranty.  Upon the execution hereof, the Borrower shall deliver to the Bank a Reaffirmation of Guaranty duly executed by the Guarantor in the form attached hereto as Exhibit “F” and incorporated herein by this reference.

7.             Ratification of Loan Agreement; No Waiver.  The Borrower and Bank agree that, except as expressly provided in this Fourth Amendment, all terms and provisions of the Agreement, including, but not limited to, the financial covenants set forth in the Agreement, and all other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.  No amendment contained in this Fourth Amendment shall be construed to amend or waive any obligation of the Borrower under the Agreement or any provision of any of the Loan Documents, except to the extent of the specific amendment referenced herein.  No delay or omission by the Bank in exercising any power, right, or remedy shall impair such power, right, or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right, or remedy shall preclude other or further exercise thereof or the exercise of any other power, right, or remedy under the Agreement or any other Loan Documents, or otherwise.

8.             Authorization.  By execution hereof, the undersigned representative of the Borrower hereby represents and warrants that (i) he is an Authorized Person of the Borrower, (ii) the execution, delivery and performance of this Fourth Amendment is, and has been, duly authorized, approved and ratified by all required partnership or company action of the Borrower and the General Partner, and (iii) the amendments specifically referenced herein reflect all of the

4

amendments being requested by the Borrower relating to the terms and provisions of the Loan Agreement and the other Loan Documents.

9.             Governing Law.  This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of Nebraska, other than conflict of law provisions thereof.

10.           Submission to Jurisdiction; Venue.  The Borrower hereby submits to the jurisdiction of any state or federal court sitting in Omaha, Nebraska, in any action or proceeding arising out of or relating to this Fourth Amendment and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.  The Borrower also agrees not to bring any action or proceeding arising out of or relating to this Fourth Amendment, the Agreement, or any of the other Loan Documents, in any other court.  The Borrower waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of the Bank.  The Borrower agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.  The Borrower hereby waives any rights it or they may have to transfer or change the venue of any suit, action or other proceeding brought against the Borrower by the Bank in accordance with this paragraph or in connection with this Fourth Amendment, the Agreement or any other Loan Documents.

11.           Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Bank in connection with the preparation, execution and delivery of this Fourth Amendment, including, without limitation, the cost for any title insurance endorsements or additional premiums and the reasonable fees and out-of-pocket expenses of outside counsel for the Bank with respect thereto.

12.           Jury Trial Waiver. THE BANK AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS FOURTH AMENDMENT, THE AGREEMENT OR ANY OF THE LOAN DOCUMENTS.  NO EMPLOYEE OF THE BANK HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THE TERMS AND PROVISIONS OF THIS PARAGRAPH OF THIS FOURTH AMENDMENT.

13.           CREDIT AGREEMENT.  A CREDIT AGREEMENT MUST BE IN WRITING TO BE ENFORCEABLE UNDER NEBRASKA LAW.  TO PROTECT YOU AND US FROM ANY MISUNDERSTANDINGS OR DISAPPOINTMENTS, ANY CONTRACT, PROMISE, UNDERTAKING, OR OFFER TO FORBEAR REPAYMENT OF MONEY OR TO MAKE ANY OTHER FINANCIAL ACCOMMODATION IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF CREDIT, OR ANY AMENDMENT OF, CANCELLATION OF, WAIVER OF, OR SUBSTITUTION FOR ANY OR ALL OF THE TERMS OR PROVISIONS OF ANY INSTRUMENT OR DOCUMENT EXECUTED IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF CREDIT, MUST BE IN WRITING TO BE EFFECTIVE.

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14.           Counterparts.  This Fourth Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.  A facsimile signature (or signatures sent by electronic mail in .pdf format) will be deemed an original signature.

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the Effective Date.

“Borrower”

LSCP, LLLP,
an Iowa limited liability limited partnership

By:	Little Sioux Corn Processors, L.L.C.,
its General Partner

	By:	/s/ Stephen G. Roe

	Its:	President

“Bank”

FIRST NATIONAL BANK OF OMAHA,
a national banking association

By:	/s/ Bradley J. Brummund

Title:	Vice President

6

FOURTH AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

EXHIBIT “A”

FORM OF FIRST AMENDMENT TO AMENDED, RESTATED AND EXPANDED MORTGAGE

[SEE THE ATTACHED]

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Prepared By:  Todd W. Weidemann, Esq, ISBA #14517, Woods & Aitken, LLP, 10250 Regency Circle, Suite 525, Omaha, Nebraska 68114, (402) 898-7400.

FIRST AMENDMENT

TO AMENDED, RESTATED AND EXPANDED MORTGAGE

THIS FIRST AMENDMENT TO AMENDED, RESTATED AND EXPANDED MORTGAGE (this “First Amendment”) is executed as of the 1st day of June 2008, by LSCP, LLLP, an Iowa limited liability limited partnership (“LSCP, LLLP”), successor in interest to LSCP, L.P., an Iowa limited partnership (“LSCP, L.P.”) (LSCP, LLLP and LSCP, L.P. are referred to jointly herein as the “Borrower”) whose mailing address is 4808 F. Avenue, Marcus, Iowa 51035, Attention: Steve Roe, to and for the benefit of FIRST NATIONAL BANK OF OMAHA, a national banking association, its successors and assigns (“Bank”), whose mailing address is 1620 Dodge Street, STOP 1050, Omaha, Nebraska 68197-1050, Attn: Bradley J. Brummund.

RECITALS

WHEREAS, Borrower executed that certain Amended, Restated & Expanded Mortgage dated April 5, 2007, for the benefit of the Bank which was filed for record on April 6, 2007 as Document No. 2007 0583 in the Cherokee County, Iowa records (the “Amended & Restated Mortgage”), which (i) amended and restated the terms and provisions of that certain Mortgage, dated July 25, 2002, made by the Borrower in favor of the Bank, filed with the Cherokee County Recorder on July 26, 2002, as Instrument Number 02-1598 as amended by that certain Amendment to Mortgage by and between Bank and Borrower dated December 2, 2004, and filed with the Cherokee County Recorder on March 4, 2005 at Book 2005, Page 0448, and (ii) encumbered the real property described on Exhibit “A” attached hereto and incorporated herein by this reference; and

WHEREAS, the Borrower and the Bank have entered into an Amended and Restated Construction Loan Agreement dated April 5, 2007 (the “Initial Loan Agreement”), which was subsequently amended by (i) the First Amendment to Amended and Restated Construction Loan Agreement dated as of January 31, 2008 (the “First Amendment”), (ii) the Second Amendment to Amended and Restated Construction Loan Agreement dated as of March 31, 2008 (the “Second Amendment”), and (iii) the Third Amendment to Amended and Restated Construction

1

Loan Agreement dated as of April 30, 2008 (the “Third Amendment”) (the Initial Loan Agreement as amended by the First Amendment, the Second Amendment, and the Third Amendment are herein collectively referred to as the “Loan Agreement”); and

WHEREAS, the Borrower and the Bank entered into that certain Fourth Amendment to Amended and Restated Construction Loan Agreement as of the date hereof (the “Fourth Amendment to Loan Agreement”) for the purpose of amending the Loan Agreement to extend the Operating Loan Termination Date and to increase the amount of the operating line of credit financing and Letter of Credit financing represented by the Operating Note from Five Million and No/100ths Dollars ($5,000,000.00) to Ten Million and No/100ths Dollars ($10,000,000.00) (the “Operating Loan Increase”); and

WHEREAS, the Borrower and the Bank desire by this First Amendment to cause the Amended & Restated Mortgage to be amended to reflect the Operating Loan Increase.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, intending to be legally bound, the parties agree as follows:

1.             DEFINITIONS.  Any capitalized term used in this First Amendment (including its preamble and recitals) and not otherwise defined herein shall have the meaning, if any, ascribed to it in Amended & Restated Mortgage.

2.             Amendment to Section 3(f).  In order to acknowledge and confirm that the Operating Loan Increase is an “Obligation” secured by the Mortgage, the parties agree that Section 3(f) of the Amended & Restated Mortgage shall be, and hereby is, deleted in its entirety and replaced with the following:

“(f)          The payment of the indebtedness evidenced by the Extension Operating Note (as defined in the Fourth Amendment to Amended and Restated Construction Loan Agreement dated as of June 1, 2008 by and between Borrower and Bank) in the principal amount of Ten Million and No/100ths Dollars ($10,000,000.00) and payable to the order of Bank, which amended, restated and extended that certain Operating Note dated March 31, 2008 executed by Borrower for the benefit of the Bank (as amended, the “Operating Note”), including all subsequent advances pursuant to the Operating Note’s revolving credit arrangement and the issuance of Letters of Credit, and together with Interest (as defined therein) and fees and charges relating to the issuance of Letters of Credit, and pursuant to the terms and conditions set forth therein or in the Loan Agreement, which by this reference are incorporated herein, together with any and all modifications, extensions and renewals thereof;”

Any and all references to the “Operating Note” in the Mortgage shall for all purposes be deemed to refer to the Operating Note described above.

3.             Agreement Remains in Effect.  Except as expressly provided herein or in the Fourth Amendment to Loan Agreement, all terms and provisions of the Amended & Restated

2

Mortgage shall remain unchanged and in full force and effect and are hereby ratified and confirmed.  No amendment contained in this First Amendment shall be construed to amend or waive any obligation of the Borrower under the Amended & Restated Mortgage or any provision of any of the other Loan Documents, except to the extent of the specific amendment referenced herein.  No delay or omission by the Bank in exercising any power, right, or remedy shall impair such power, right, or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right, or remedy shall preclude other or further exercise thereof or the exercise of any other power, right, or remedy under the Amended & Restated Mortgage or any other Loan Documents, or otherwise.

4.             Successors and Assigns.  This First Amendment is binding upon and shall inure to the benefit of Borrower and Bank and their respective successors and interests and permitted assigns.

5.             Headings.  The headings, captions and arrangements used in this First Amendment are for convenience only and shall not affect the interpretation of this First Amendment.

6.             Counterparts.  This First Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.  A facsimile signature (or signatures sent by electronic mail in .pdf format) will be deemed an original signature.

IN WITNESS WHEREOF, Borrower has executed this First Amendment as of the date and year first above written.

“Borrower”

LSCP, LLLP,
an Iowa limited liability limited partnership

By:	Little Sioux Corn Processors, L.L.C.,
its General Partner

	By:	/s/ Stephen G. Roe

	Its:	President

3

“Bank”

FIRST NATIONAL BANK OF OMAHA,
a national banking association

			By:	/s/ Bradley J. Brummund

			Title:	Vice President

STATE OF	Iowa	)
) ss.
COUNTY OF	Cherokee	)

On this 1st day of June, 2008, before me, the undersigned, a Notary Public in and for the State of Iowa, personally appeared Stephen Roe, to me personally known, who being by me duly sworn did say that the person is the General Manager of Little Sioux Corn Processors, L.L.C., an Iowa limited liability company, the General Partner of LSCP, LLLP, an Iowa limited liability limited partnership, executing the forgoing instrument, that the instrument was signed on behalf of said limited liability company as General Partner of LSCP, LLLP, an Iowa limited liability limited partnership, by authority of the limited liability company’s Managers; and that Stephen Roe as General Manager acknowledged the execution of the instrument to be the voluntary act and deed of the limited liability company and limited liability limited partnership by it and by the officer voluntarily executed.

/s/ Sonia Jones
Notary Public

STATE OF	Nebraska	)
) ss.
COUNTY OF	Douglas	)

On this 1st day of June, 2008, before me, the undersigned, a Notary Public in and for the State of Nebraska, personally appeared Bradley J. Brummund, to me personally known, who being by me duly sworn did say that the person is a Vice President of First National Bank of Omaha, a national banking association, executing the forgoing instrument, that the instrument was signed on behalf of said national banking association; and that Bradley J. Brummund as Vice President acknowledged the execution of the instrument to be the voluntary act and deed of the national banking association and by the officer voluntarily executed.

/s/ Kiley Drog
Notary Public

4

EXHIBIT “A”

Legal Description of the Property

Legal Description of Tract 1

A tract of land in the fractional North Half of the Northeast One Quarter of Section 2, Township 92 North, Range 42 West of the 5th P.M., Cherokee County, Iowa, more particularly described as follows:

Beginning at the North Quarter Corner of Section 2, thence S 00°28’10” W (bearing assumed with all subsequent bearings referenced there from) along the West line of Northeast Quarter of Section 2 for a distance of 408.78 feet measured (409.15 feet record) to the Northerly right of way line of the Chicago, Central & Pacific Railroad Company; thence S 77°32’41” E along the Northerly right of way line of said Chicago, Central and Pacific Railroad Company for a distance of 2,640.86 feet to the West right of way line of F Avenue; thence N 00°24’06” E along said West right of way line for a distance of 702.05 feet; thence N 89°35’54” W for a distance of 230.00 feet; thence N 00°24’06” E for a distance of 245.00 feet to the South right of way line of 480th Street; thence S 89°23’02” W along said South right of way line for a distance of 248.92 feet; thence N 00°40’34” W for a distance 55.00 feet to the North line of the fractional Northeast Quarter of Section 2; thence S 89°23’02” W along the said North line of the Northeast Quarter of Section 2 for a distance of 2,102.57 feet to the point of beginning.

Said tract contains 40.03 acres more or less, with 1.59 acres for roadway easements.

Legal Description of Tract 2

A tract of land in the fractional North half of the Northeast One Quarter of Section 2, Township 92 North, Range 42 West of the 5th P.M. Cherokee County, Iowa, more particularly described as follows:

Commencing at the Southeast corner of the fractional Northeast Quarter of the Northeast Quarter of Section 2; thence S 89°48’24” W (bearing assumed with all subsequent bearings referenced there from) along the South line of North Half of the Northeast Quarter of Section 2 for a distance of 55.00 feet to the point of beginning; thence continuing S 89°48’24” W along the South line of the North half of the Northeast Quarter for a distance of 2,598.96 feet to the Southwest corner of fractional Northwest Quarter of the Northeast Quarter of Section 2; thence N 00°28’10” E along the West line of the fractional Northwest Quarter of the Northeast Quarter of Section 2 for a distance of 899.57 feet to the Southerly right of way line of the Chicago, Central and Pacific Railroad Company; thence S 77°32’41” E along the said right of way line of the Chicago, Central and Pacific Railroad Company for a distance of 2,656.32 feet to the West right of way line of F Avenue; thence S 00°24’06” W along said West right of way line of F Avenue for a distance of 317.87 feet to the point of beginning.

Said tract contains 36.31 acres more or less.

5

Legal Description of Tract 3

A tract of land in the Northeast Quarter of the Northwest Quarter (NE ¼ NW ¼) and the Northwest Quarter of the Northwest Quarter (NW ¼ NW ¼) of Section 2, Township 92 North, Range 42 West of the 5th P.M., Cherokee County, Iowa, more particularly described as follows:  Beginning at the Northeast Corner of the NW ¼ of said Section 2; thence South 89°19’10” West (bearing assumed with all subsequent bearings referenced therefrom) along the North line of said NW¼ of Section 2 for a distance of 1,759.48 feet; thence South 77°32’41” East along the Northerly right of way line of the Chicago, Central & Pacific Railroad for a distance of 1,798.33 feet; thence North 00°28’10” East, along the East line of said NW¼  of Section 2 for a distance of 408.78 feet to the Point of Beginning.

Said tract contains 8.25 acres more or less, with 1.47 acres for easements.

6

FOURTH AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

EXHIBIT “B”

FORM OF OPERATING NOTE

[SEE THE ATTACHED]

OPERATING NOTE

$10,000,000.00	June 1, 2008
Omaha, Nebraska

FOR VALUE RECEIVED, the undersigned, LSCP, LLLP, an Iowa limited liability limited partnership (the “Borrower”), HEREBY PROMISES TO PAY to the order of FIRST NATIONAL BANK OF OMAHA, a national banking association (the “Bank”), at its principal office located at 1620 Dodge Street, STOP 1050, Omaha, Nebraska 68197, in lawful money of the United States and in immediately available funds, the principal amount of Ten Million and No/100ths Dollars ($10,000,000.00) or, so much thereof as may be advanced by the Bank pursuant to the terms and provisions of the Loan Agreement, as hereinafter defined, between the Borrower and the Bank (the “Principal Amount”).

The Borrower further agrees to pay (i) the Principal Amount and (ii) interest on the unpaid Principal Amount from the date hereof at the rates and times specified in the Loan Agreement, without off-set, deduction or counterclaim, until paid in full.  The unpaid Principal Amount hereof, together with all accrued and unpaid interest hereunder, shall be due and payable in accordance with the terms and provisions of the Loan Agreement, but in any event not later than March 31, 2009.

This Operating Note (this “Operating Note”) is an extension of the Operating Note dated April 30, 2008 and attached as Exhibit “G” to that certain Amended and Restated Construction Loan Agreement, dated April 5, 2007, by and between the Borrower and the Bank (the “Initial Loan Agreement”), as amended by that certain First Amendment to Amended and Restated Construction Loan Agreement dated as of January 31, 2008 (the “First Amendment”), as further amended by that certain Second Amendment to the Amended and Restated Construction Loan Agreement dated as of March 31, 2008 (the “Second Amendment”), as further amended by that certain Third Amendment to the Amended and Restated Construction Loan Agreement dated as of April 30, 2008 (the “Third Amendment”) and as further amended by that certain Fourth Amendment to the Amended and Restated Construction Loan Agreement dated as of June 1, 2008 (the “Fourth Amendment”) (each as amended, supplemented, or otherwise modified from time to time, the Initial Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment are herein referred to collectively as the “Loan Agreement”), the terms and conditions of which are incorporated herein by this reference.  All references to the Operating Note in the Loan Agreement or in any of the other Loan Documents, shall be deemed for all purposes to be a reference to this Operating Note. This Operating Note is entitled to the benefits and security set forth in the Loan Documents, including, but not limited to, the Security Agreement, the Mortgage, the Assignment of Rents and Leases and the Guaranty.  In the event of a conflict or inconsistency between the terms of this Operating Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.  Capitalized terms not otherwise defined in this Operating Note which are defined in the Loan Agreement shall have the meanings ascribed thereto in the Loan Agreement.

The Loan Agreement, among other things, contains (i) enumerated Events of Default, (ii) provisions for acceleration of the maturity of this Operating Note upon the happening of certain stated events, (iii) provisions for prepayments of the Principal Amount of this Operating Note

1

prior to the maturity of the Operating Note, and (iv) provisions for modification or waiver of this Operating Note upon the terms and conditions specified in the Loan Agreement.

The occurrence of any Event of Default enumerated in the Loan Agreement or any of the other Loan Documents shall constitute an Event of Default under this Operating Note.  Upon any such Event of Default, the Bank shall have any and all remedies provided in the Loan Agreement or any of the other Loan Documents, including but not limited to the right, but not the obligation, to accelerate the due date of this Operating Note and declare all obligations set forth herein immediately due and payable, and such other remedies as are provided by law.  No failure to exercise, and no delay in exercising, any rights hereunder on the part of the Bank shall operate as a waiver of such rights.

Borrower acknowledges that the obligations evidenced by this Operating Note are for business purposes only and are not an extension of consumer or individual credit.

THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY GOVERNING LAW, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, NOTICE OF DISHONOR, PROTEST, NOTICE OF PROTEST, DEMAND, NOTICE OF EVERY KIND IN CONNECTION HEREWITH AND DILIGENCE IN ENFORCING PAYMENT OR BRINGING SUIT AGAINST ANY PARTY HERETO.

This Operating Note is made under and governed by the laws of, and shall be deemed to have been executed in, the State of Nebraska without giving effect to choice of law principles (whether of the State of Nebraska or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nebraska.

THE BANK AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS OPERATING NOTE.  NO OFFICER OR EMPLOYEE OF THE BANK HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

Time is of the essence as to each and every date and each and every obligation of the Borrower set forth in this Operating Note.

[SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the Borrower has caused this Operating Note to be executed and delivered to the Bank as of the day and year first written above.

“Borrower”

LSCP, LLLP,
an Iowa limited liability limited partnership

By:	Little Sioux Corn Processors, L.L.C.,
its General Partner

	By:	/s/ Stephen G. Roe

	Its:	President

3

FOURTH AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

EXHIBIT “C”

FORM OF EXTENSION EXISTING SWAP NOTE

[SEE THE ATTACHED]

AMENDED AND EXTENDED TERM NOTE 2

Note Date:	June 1, 2008	$9,058,774.46
Maturity Date:	July 20, 2008

FOR VALUE RECEIVED, LSCP, LLLP, an Iowa limited liability limited partnership (“LSCP, LLLP”), successor in interest to LSCP, L.P., an Iowa limited partnership (“LSCP, L.P.”), with its principal offices in Marcus, Iowa (LSCP, LLLP and LSCP, L.P. are referred to collectively as the “BORROWER”) promises to pay to the order of First National Bank of Omaha (“BANK”),  at its principal office or such other address as BANK or holder may designate from time to time, the principal sum of  Nine Million Fifty-Eight Thousand Seven Hundred Seventy-Four and 46/100ths Dollars ($9,058,774.46), or the amount shown on the BANK’s records to be outstanding, plus interest (calculated on the basis of actual days elapsed in a 360-day year) accruing each day on the unpaid principal balance at the annual interest rates defined below.  Absent manifest error, the BANK’s records shall be conclusive evidence of the principal and accrued interest owing hereunder.

This promissory note is executed pursuant to a Construction Loan Agreement (“CONSTRUCTION LOAN AGREEMENT”) between BORROWER and BANK dated as of July 25, 2002, which together with all amendments thereto, is collectively called the “AGREEMENT.”  All capitalized terms not otherwise defined in this note shall have the meanings provided in the AGREEMENT.

INTEREST ACCRUAL.  Interest on the principal amount outstanding shall accrue based on a three month LIBOR +280 bps.  Interest shall be calculated on the basis of a 360-day year, counting the actual number of days elapsed.

REPAYMENT TERMS.  Interest on the outstanding principal balance shall be due and payable quarterly, in arrears, with the first payment commencing on June 1, 2008.  In all events, the entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full on July 20, 2008.

PREPAYMENT.  The BORROWER may prepay this promissory note in full or in part at any time.  Provided, however, a condition of any prepayment is that a fee shall be paid to BANK sufficient to make BANK whole for any expenses related to breaking fixed interest rates.  Each prepayment may be applied in inverse order of maturity or as the BANK in its sole discretion may deem appropriate.  Such prepayment shall not excuse the BORROWER from making subsequent payments each quarter until the indebtedness is paid in full.  No payment of EXCESS CASH FLOW shall be the cause of a payment to BANK for interest rate breakage fees or otherwise result in any prepayment fee.

ADDITIONAL TERMS AND CONDITIONS. The AGREEMENT, and any amendments or substitutions, contains additional terms and conditions, including default and acceleration provisions, which are incorporated into this promissory note by reference.  The BORROWER agrees to pay all costs of collection, including reasonable attorney’s

1

fees and legal expenses incurred by the BANK if this promissory note is not paid as provided above.  This promissory note shall be governed by the substantive laws of the State of Nebraska.

WAIVER OF PRESENTMENT AND NOTICE OF DISHONOR.  BORROWER and any other person who signs, guarantees or endorses this promissory note, to the extent allowed by law, hereby waives presentment, demand or payment, notice of dishonor, protest, and any notice relating to the acceleration of the maturity of this promissory note.

LSCP, LLLP, an Iowa Limited Partnership
By Little Sioux Corn Processors, L.L.C. Its
General Partner

By:	/s/ Stephen G. Roe
, President of Little Sioux Corn Processors, L.L.C.

STATE OF IOWA	)
) ss.
COUNTY OF IOWA	)

On this 1st day of June, 2008, before me, the undersigned, a Notary Public, personally appeared Stephen Roe, President of Little Sioux Corn Processors, L.L.C., General Partner of LSCP, LLLP, on behalf of said entity, who executed the foregoing instrument, and acknowledged that he executed the same as his voluntary act and deed.

/s/ Sonia Jones
Notary Public

2

FOURTH AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

EXHIBIT “D”

FORM OF EXTENSION EXISTING VARIABLE RATE NOTE

[SEE THE ATTACHED]

AMENDED AND EXTENDED TERM NOTE 3(variable rate)

Note Date:	June 1, 2008	$2,554,559.56
Maturity Date:	July 20, 2008

FOR VALUE RECEIVED, LSCP, LLLP, an Iowa limited liability limited partnership (“LSCP, LLLP”), successor in interest to LSCP, L.P., an Iowa limited partnership (“LSCP, L.P.”), with its principal offices in Marcus, Iowa (LSCP, LLLP and LSCP, L.P. are referred to collectively as the “BORROWER”) promises to pay to the order of First National Back of Omaha (“BANK”), at its principal office or such other address as BANK or holder may designate from time to time, the principal sum of  Two Million Five Hundred Fifty-Four Thousand Five Hundred Fifty-Nine and 56/100 Dollars ($2,554,559.56), or the amount shown on the BANK’s records to be outstanding, plus interest (calculated on the basis of actual days elapsed in a 360-day year) accruing each day on the unpaid principal balance at the annual interest rates defined below.  Absent manifest error, the BANK’s records shall be conclusive evidence of the principal and accrued interest owing hereunder.

This promissory note is executed pursuant to a Construction Loan Agreement (“CONSTRUCTION LOAN AGREEMENT”) between BORROWER and BANK dated as of July 25, 2002, which, together will all amendments thereto, is collectively called the “AGREEMENT.”  All capitalized terms not otherwise defined in this note shall have the meanings provided in the AGREEMENT.

INTEREST ACCRUAL.  Interest on the principal amount outstanding shall accrue based on a three month LIBOR +280 bps.  Interest shall be calculated on the basis of a 360-day year, counting the actual number of days elapsed.

REPAYMENT TERMS.  Interest and Principal shall be due and payable in the amounts described in the AGREEMENT, which will be applied to this Note and an additional Note, in the manner described in the AGREEMENT.  Any remaining principal balance, plus any accrued but unpaid interest, shall be fully due and payable on July 20, 2008, if not sooner paid.

PREPAYMENT.  The BORROWER may prepay this promissory note in full or in part at any time.  Provided, however, a condition of any prepayment is that a fee shall be paid to BANK sufficient to make BANK whole for any expenses related to breaking fixed interest rates.  Each prepayment may be applied in inverse order of maturity or as the BANK in its sold discretion may deem appropriate.  Such prepayment shall not excuse the BORROWER from making subsequent payments each quarter until the indebtedness is paid in full.  No payment of EXCESS CASH FLOW shall be the cause of a payment to BANK for interest rate breakage fees or otherwise result in any prepayment fee.

ADDITIONAL TERMS AND CONDITIONS.  The AGREEMENT, and any amendments or substitutions, contains additional terms and conditions, including default and acceleration provisions, which are incorporated into this promissory note by reference. The BORROWER agrees to pay all costs of collection, including reasonable attorneys fees and legal expenses incurred by the BANK if this promissory note is not paid as provided above.  This promissory note shall be governed by the substantive laws of the State of Nebraska.

1

WAIVER OF PRESENTMENT AND NOTICE OF DISHONOR.  BORROWER and any other person who signs, guarantees or endorses this promissory note, to the extent allowed by law, hereby waives presentment, demand for payment, notice of dishonor, protest, and any notice relating to the acceleration of the maturity of this promissory note.

LSCP, LLLP, an Iowa Limited Partnership
By Little Sioux Corn Processors, L.L.C. Its
General Partner

By:	/s/ Stephen G. Roe
, President of Little Sioux Corn Processors, L.L.C.

STATE OF IOWA	)
) ss.
COUNTY OF IOWA	)

On this 1st day of June, 2008, before me, the undersigned, a Notary Public, personally appeared Stephen Roe, President of Little Sioux Corn Processors, L.L.C., General Partner of LSCP, LLLP, on behalf of said entity, who executed the foregoing instrument, and acknowledged that he executed the same as his voluntary act and deed.

/s/ Sonia Jones
Notary Public

2

FOURTH AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

EXHIBIT “E”

FORM OF EXTENSION EXISTING LONG TERM REVOLVING NOTE

[SEE THE ATTACHED]

AMENDED AND EXTENDED TERM NOTE 4 (with reducing revolver feature)

Note Date:	June 1, 2008	$5,000,000.00
Maturity Date:	July 20, 2008

FOR VALUE RECEIVED, LSCP, LLLP, an Iowa limited liability limited partnership (“LSCP, LLLP”), successor in interest to LSCP, L.P., an Iowa limited partnership (“LSCP, L.P.”), with its principal offices in Marcus, Iowa (LSCP, LLLP and LSCP, L.P. are referred to collectively as the “BORROWER”) promises to pay to the order of First National Back of Omaha (“BANK”), at its principal office or such other address as BANK or holder may designate from time to time, the principal sum of  Five Million and No/100 Dollars ($5,000,000.00), or the amount shown on the BANK’s records to be outstanding, plus interest (calculated on the basis of actual days elapsed in a 360-day year) accruing each day on the unpaid principal balance at the annual interest rates defined below.  Absent manifest error, the BANK’s records shall be conclusive evidence of the principal and accrued interest owing hereunder.

This promissory note is executed pursuant to a Construction Loan Agreement (“CONSTRUCTION LOAN AGREEMENT”) between BORROWER and BANK dated as of July 25, 2002, which, together will all amendments thereto, is collectively called the “AGREEMENT.”  All capitalized terms not otherwise defined in this note shall have the meanings provided in the AGREEMENT.

INTEREST ACCRUAL.  Interest on the principal amount outstanding shall accrue based on a one month LIBOR +280 bps.  Interest shall be calculated on the basis of a 360-day year, counting the actual number of days elapsed.

REVOLVING FEATURE.  The BORROWER may reborrow, on a revolving basis, that principal amount repaid on this promissory note which remains at a variable interest rate.  Pursuant to this revolving loan feature the BANK will lend the BORROWER, from time to time until maturity of this note such sums in integral multiples of $10,000.00 as the BORROWER may request by reasonable same day notice to the BANK not later than 11:00 A.M. on Friday, or the next BUSINESS DAY thereafter, each week but which shall not exceed in the aggregate principal amount at any one time outstanding, $5,000,000.00.  The BORROWER may borrow, repay and reborrow hereunder, from the date of this AGREEMENT until the maturity of this note, said amount or any lesser sum which is $10,000.00 or an integral multiple thereof.  Following repayment of AMENDED AND EXTENDED TERM NOTE 3, when regular quarterly principal payments are applied to this note, the amount available to be borrowed under the revolving loan feature will be correspondingly reduced, so that the maximum amount outstanding under this promissory note will decrease accordingly.

REPAYMENT TERMS.  Interest and Principal shall be due and payable in the amounts described in the AGREEMENT, which will be applied to this Note and an additional Note, in the manner described in the AGREEMENT.  Any remaining principal balance, plus any accrued but unpaid interest, shall be fully due and payable on July 20, 2008, if not sooner paid.

1

PREPAYMENT.  The BORROWER may prepay this promissory note in full or in part at any time.  Provided, however, a condition of any prepayment is that a fee shall be paid to BANK sufficient to make BANK whole for any expenses related to breaking fixed interest rates.  Each prepayment may be applied in inverse order of maturity or as the BANK in its sold discretion may deem appropriate.  Such prepayment shall not excuse the BORROWER from making subsequent payments each quarter until the indebtedness is paid in full.  No payment of EXCESS CASH FLOW shall be the cause of a payment to BANK for interest rate breakage fees or otherwise result in any prepayment fee.

ADDITIONAL TERMS AND CONDITIONS.  The AGREEMENT, and any amendments or substitutions, contains additional terms and conditions, including default and acceleration provisions, which are incorporated into this promissory note by reference. The BORROWER agrees to pay all costs of collection, including reasonable attorneys fees and legal expenses incurred by the BANK if this promissory note is not paid as provided above.  This promissory note shall be governed by the substantive laws of the State of Nebraska.

WAIVER OF PRESENTMENT AND NOTICE OF DISHONOR.  BORROWER and any other person who signs, guarantees or endorses this promissory note, to the extent allowed by law, hereby waives presentment, demand for payment, notice of dishonor, protest, and any notice relating to the acceleration of the maturity of this promissory note.

LSCP, LLLP, an Iowa Limited Partnership
By Little Sioux Corn Processors, L.L.C. Its
General Partner

By:	/s/ Stephen G. Roe
, President of Little Sioux Corn Processors, L.L.C.

STATE OF IOWA	)
) ss.
COUNTY OF IOWA	)

On this 1st day of June, 2008, before me, the undersigned, a Notary Public, personally appeared Stephen Roe, President of Little Sioux Corn Processors, L.L.C., General Partner of LSCP, LLLP, on behalf of said entity, who executed the foregoing instrument, and acknowledged that he executed the same as his voluntary act and deed.

/s/ Sonia Jones
Notary Public

2

FOURTH AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

EXHIBIT “F”

REAFFIRMATION OF GUARANTY

[SEE THE ATTACHED]

REAFFIRMATION OF GUARANTY

                This will confirm (a) that the undersigned hereby consents (i) to the terms of that Fourth Amendment to the Amended and Restated Construction Loan Agreement (the “Fourth Amendment”) of even date herewith by and between the Borrower and the Bank and (ii) to the execution and delivery of the Fourth Amendment by the Borrower; (b) that the Obligations of the Borrower to the Bank under the Loan Agreement (as defined in the Fourth Amendment) as amended by the Fourth Amendment constitutes an obligation of the Guarantor to the Bank under the terms and conditions of the Guaranty; and (c) that all references to the “Loan Agreement” contained in the Guaranty shall constitute references to the Loan Agreement as amended by the Fourth Amendment, and as the same may be amended, restated or otherwise modified from time to time hereafter.  The undersigned confirms to the Bank that all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants, and representations of the undersigned under the Guaranty, and any and all other documents and agreements entered into with respect to the obligations under the Guaranty, are incorporated herein by this reference as modified hereby and as so modified, are hereby ratified and affirmed in all respects by the undersigned.

Dated as of June 1, 2008.

“Guarantor”

Little Sioux Corn Processors, L.L.C.,
an Iowa limited liability company

By:	/s/ Stephen G. Roe

Name:	Stephen G. Roe

Title:	President

4

FIFTH AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

This Fifth Amendment to the Amended and Restated Construction Loan Agreement (the “Fifth Amendment”) is made and entered into effective as of the 20th day of July 2008 (“Effective Date”), by and between LSCP, LLLP, an Iowa limited liability limited partnership (“LSCP, LLLP”), successor in interest to LSCP, L.P., an Iowa limited partnership (“LSCP, L.P.”), with its principal offices in Marcus, Iowa (LSCP, LLLP and LSCP, L.P. are referred to collectively as the “Borrower”), and FIRST NATIONAL BANK OF OMAHA, a national banking association with principal offices in Omaha, Nebraska (the “Bank”).

WHEREAS, the Bank and Borrower have entered into that certain Amended and Restated Construction Loan Agreement dated as of April 5, 2007 (the “Initial Loan Agreement”), as amended by (i) that certain First Amendment to Amended & Restated Construction Loan Agreement dated as of January 31, 2008 (the “First Amendment”), (ii) that certain Second Amendment to Amended and Restated Construction Loan Agreement dated as of March 31, 2008 (the “Second Amendment”), (iii) that certain Third Amendment to Amended and Restated Construction Loan Agreement dated as of April 30, 2008 (the “Third Amendment”), and (iv) that certain Fourth Amendment to Amended and Restated Construction Loan Agreement dated as of June 1, 2008 (the “Fourth Amendment”) (the Initial Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment are herein collectively referred to as the “Loan Agreement”); and

WHEREAS, the entire proceeds of the Construction Loan were not drawn upon prior to the Construction Loan Termination Date in accordance with the terms and provisions of the Loan Agreement; and

WHEREAS, the Bank acknowledges that, notwithstanding Substantial Completion of the Expansion Facility by the original Completion Date, the Borrowers requested, and the Bank is willing to grant (in accordance with the terms and provisions of this Fifth Amendment), an extension of the Completion Date in order to facilitate the completion of construction of certain ancillary portions of the Expansion Facility; and

WHEREAS, the Borrower desires to modify and amend the Loan Agreement and the Obligations of the Borrower pursuant to the Loan Documents, as hereinafter provided; and

WHEREAS, the Bank has agreed, on its own behalf and with the required consent of the participants, to make such amendments, subject to the terms and conditions set forth in this Fifth Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements set forth in the Loan Agreement and the mutual covenants and agreements contained herein, the Borrower and Bank mutually agree as follows:

1.             Definitions.  Unless otherwise defined in this Fifth Amendment, each capitalized term used in this Fifth Amendment, including its preamble and recitals, has the meaning ascribed to it in the Loan Agreement.

2.             Amendments to Definitions.  The following defined terms as reflected in Section 1.01 of the Agreement shall be, and hereby are, deleted in their entirety and replaced by the definition reflected below for each such defined term:

““Agreement” shall have the meaning given such term in the preamble hereto, and shall include all schedules and exhibits thereto, in each case as amended, supplemented, or modified by the terms and provisions of (i) the First Amendment to Amended and Restated Construction Loan Agreement dated as of January 31, 2008, by and between Borrower and the Bank, (ii) the Second Amendment to Amended and Restated Construction Loan Agreement dated as of March 31, 2008, by and between the Borrower and the Bank, (iii) the Third Amendment to Amended and Restated Construction Loan Agreement dated as of April 30, 2008, by and between the Borrower and the Bank, (iv) the Fourth Amendment to Amended and Restated Construction Loan Agreement dated as of June 1, 2008, by and between the Borrower and the Bank, and (v) the Fifth Amendment to Amended and Restated Construction Loan Agreement dated as of July 20, 2008, by and between Borrower and the Bank, and as may be further amended, supplemented, or modified from time to time in accordance with the terms of this Agreement.

“Amended Existing Swap Note” means that certain Amended and Restated Existing Swap Note executed by Borrower for the benefit of the Bank dated as of July 20, 2008.

“Completion Date” means the earlier to occur of (i) October 20, 2008 or (ii) the date the construction of the Project is completed.

“Existing Swap Loan Termination Date” means the earlier to occur of (a) July 20, 2013, or (b) the date the Obligations are accelerated pursuant to this Agreement or the Notes or (c) the date the Bank has received (i) notice in writing from the Borrower of the Borrower’s election to terminate this Agreement or (ii) indefeasible payment in full of the Obligations.”

3.                                       Existing Swap Note.

a.               Existing Swap Note Termination Date.  The parties agree that the maturity date of the Existing Swap Note shall be extended to July 20, 2013, subject to and in accordance with the amended definition of the Existing Swap Loan Termination Date stated in Section 2 above.  Upon the execution of this Fifth Amendment, Borrower agrees to deliver to the Bank an Amended and Restated Existing Swap Note in the form attached hereto as Exhibit “A” and incorporated herein by this reference (“Amended Existing Swap Note”), and all references to the Existing Swap Note in the Agreement, or in any of the

other Loan Documents, shall be deemed for all purposes to be a reference to the Amended Existing Swap Note attached hereto.

b.              Section 2.01(b).  The parties agree that Section 2.01(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(b)         During the period beginning on the date of execution of this Agreement and ending on July 20, 2008, the terms and provisions of the Existing Swap Note shall remain in full force and effect and the interest rate, interest period, repayment and other terms and provisions thereof shall likewise remain in full force and effect.  Thereafter, the terms and provisions of the Amended Existing Swap Note shall govern.”

4.             Termination of Construction Loan Commitment.  Upon the date hereof, $61,381,558.42 of the principal amount of the Construction Loan has been funded.  The parties agree that on the date hereof, the remaining $11,618,441.58 of the Construction Loan (the “Unadvanced Construction Loan Amount”) shall be (i) advanced by the Bank and placed in a deposit account in the name of the Borrower and maintained with the Bank, the balance of which shall be frozen except for permitted disbursements described in this Section 4, (ii) held as additional Collateral for the benefit of the Bank pursuant to and subject to the terms and provisions of the Security Agreement, and (iii) disbursed only in accordance with the terms and provisions of the Disbursement Agreement as if the same were “Advances” of the Construction Loan as described therein.  As of the date hereof, the parties agree that the Construction Loan Commitment is terminated and the Construction Loan shall be converted and replaced, in accordance with the Loan Agreement, as follows:

a.             Swap Loan.  $36,500,000.00 of the Construction Loan shall be converted into the Swap Loan evidenced by the Swap Note; and

b.             Variable Rate Loan.  $19,881,558.42 of the Construction Loan plus the Unadvanced Construction Loan Amount plus the outstanding principal balance of the Existing Variable Rate Note in the amount of $2,554,559.56, shall all be converted to and replaced by the Variable Rate Note with a principal amount of $34,054,559.56; and

c.             Long Term Revolving Loan.  $5,000,000.00 of the Construction Loan shall be converted into the Long Term Revolving Loan and represented by the Long Term Revolving Note.

Upon the execution hereof, the Borrower agrees to execute and deliver to the Bank the Swap Note, the Variable Rate Note, and the Long Term Revolving Note, in the forms attached hereto as Exhibits “B”, “C”, and “D”, respectively, and incorporated herein by this reference.

5.             Reaffirmation of Guaranty.  Upon the execution hereof, the Borrower shall deliver to the Bank a Reaffirmation of Guaranty duly executed by the Guarantor in the form attached hereto as Exhibit “E” and incorporated herein by this reference.

6.             Ratification of Loan Agreement; No Waiver.  The Borrower and Bank agree that, except as expressly provided in this Fifth Amendment, all terms and provisions of the Agreement, including, but not limited to, the financial covenants set forth in the Agreement, and all other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.  No amendment contained in this Fifth Amendment shall be construed to amend or waive any obligation of the Borrower under the Agreement or any provision of any of the Loan Documents, except to the extent of the specific amendment referenced herein.  No delay or omission by the Bank in exercising any power, right, or remedy shall impair such power, right, or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right, or remedy shall preclude other or further exercise thereof or the exercise of any other power, right, or remedy under the Agreement or any other Loan Documents, or otherwise.

7.             Authorization.  By execution hereof, the undersigned representative of the Borrower hereby represents and warrants that (i) he is an Authorized Person of the Borrower, (ii) the execution, delivery and performance of this Fifth Amendment is, and has been, duly authorized, approved and ratified by all required partnership or company action of the Borrower and the General Partner, and (iii) the amendments specifically referenced herein reflect all of the amendments being requested by the Borrower relating to the terms and provisions of the Loan Agreement and the other Loan Documents.

8.             Governing Law.  This Fifth Amendment shall be governed by, and construed in accordance with, the laws of the State of Nebraska, other than conflict of law provisions thereof.

9.             Submission to Jurisdiction; Venue.  The Borrower hereby submits to the jurisdiction of any state or federal court sitting in Omaha, Nebraska, in any action or proceeding arising out of or relating to this Fifth Amendment and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.  The Borrower also agrees not to bring any action or proceeding arising out of or relating to this Fifth Amendment, the Agreement, or any of the other Loan Documents, in any other court.  The Borrower waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of the Bank.  The Borrower agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.  The Borrower hereby waives any rights it or they may have to transfer or change the venue of any suit, action or other proceeding brought against the Borrower by the Bank in accordance with this paragraph or in connection with this Fifth Amendment, the Agreement or any other Loan Documents.

10.           Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Bank in connection with the preparation, execution and delivery of this Fifth Amendment, including, without limitation, the cost for any title insurance endorsements or additional premiums and the reasonable fees and out-of-pocket expenses of outside counsel for the Bank with respect thereto.

11.           Jury Trial Waiver. THE BANK AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS FIFTH AMENDMENT, THE AGREEMENT OR ANY OF THE LOAN DOCUMENTS.  NO EMPLOYEE OF THE BANK HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THE TERMS AND PROVISIONS OF THIS PARAGRAPH OF THIS FIFTH AMENDMENT.

12.           CREDIT AGREEMENT.  A CREDIT AGREEMENT MUST BE IN WRITING TO BE ENFORCEABLE UNDER NEBRASKA LAW.  TO PROTECT YOU AND US FROM ANY MISUNDERSTANDINGS OR DISAPPOINTMENTS, ANY CONTRACT, PROMISE, UNDERTAKING, OR OFFER TO FORBEAR REPAYMENT OF MONEY OR TO MAKE ANY OTHER FINANCIAL ACCOMMODATION IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF CREDIT, OR ANY AMENDMENT OF, CANCELLATION OF, WAIVER OF, OR SUBSTITUTION FOR ANY OR ALL OF THE TERMS OR PROVISIONS OF ANY INSTRUMENT OR DOCUMENT EXECUTED IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF CREDIT, MUST BE IN WRITING TO BE EFFECTIVE.

13.           Counterparts.  This Fifth Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.  A facsimile signature (or signatures sent by electronic mail in .pdf format) will be deemed an original signature.

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the Effective Date.

“Borrower”

LSCP, LLLP,
an Iowa limited liability limited partnership

By:	Little Sioux Corn Processors, L.L.C.,
its General Partner

	By:	/s/ Stephen G. Roe

	Its:	President

“Bank”

FIRST NATIONAL BANK OF OMAHA,
a national banking association

By:	/s/ Bradley J. Brummund

Title:	Vice President

FIFTH AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

EXHIBIT “A”

Amended Existing Swap Note

 [SEE THE ATTACHED]

AMENDED AND RESTATED

EXISTING SWAP NOTE

$9,058,774.46	July, 20, 2008
Omaha, Nebraska

FOR VALUE RECEIVED, the undersigned, LSCP, LLLP, an Iowa limited liability limited partnership (the “Borrower”), HEREBY PROMISES TO PAY to the order of FIRST NATIONAL BANK OF OMAHA, a national banking association (the “Bank”), at its principal office located at 1620 Dodge Street, STOP 1050, Omaha, Nebraska 68197, in lawful money of the United States and in immediately available funds, the principal amount of Nine Million Fifty Eight Thousand Seven Hundred Seventy Four and 46/100ths Dollars ($9,058,774.46)  (the “Principal Amount”).

The Borrower also promises to pay (i) on the first (1st) day of every third month, commencing on September 1, 2008, the scheduled payment of Principal Amount reflected on Schedule I to this Amended & Restated Existing Swap Note and any and all interest accrued on the unpaid Principal Amount at a variable rate equal to the [three (3) month LIBOR Rate, in effect from time to time, plus (a) two hundred eighty (280) basis points prior to acceleration or maturity], and (b) an additional six hundred (600) basis points after maturity, whether by acceleration or otherwise, without off-set, deduction or counterclaim, until paid in full (the interest rate herein is subject to the Maximum Rate determination in Section 8.16 of the Loan Agreement) and (ii) fees at such times and at such rates and amounts specified in the Loan Agreement, without off-set, deduction or counterclaim, until paid in full.  The unpaid Principal Amount hereof, together with all accrued and unpaid interest and fees, shall be due and payable on the date that is the earliest to occur of the following: (i) July 20, 2013, (ii) the date the Obligations are accelerated pursuant to the Loan Agreement or this Amended and Restated Existing Swap Note and (iii) the date the Bank has received indefeasible payment in full of the Obligations.  The Borrower also agrees to pay, at the time of any prepayment of this Amended and Restated Existing Swap Note, any amounts as may be provided in the Loan Agreement or in the Swap Contracts as compensation to the Bank for prepayment of the Amended and Restated Existing Swap Note, including, but not limited to, any fees or costs incurred by the Bank as a result of the termination or breakage of any Swap Contracts to which the Borrower is a party in relation to the Existing Swap Loan.

This Amended and Restated Existing Swap Note is an amendment and extension of that certain Existing Swap Note dated June 1, 2008, referred to in the Amended and Restated Construction Loan Agreement, dated April 5, 2007, by and between the Borrower and the Bank (the “Initial Loan Agreement”), as amended by that certain First Amendment to Amended and Restated Construction Loan Agreement dated as of January 31, 2008 (the “First Amendment”), as further amended by that certain Second Amendment to the Amended and Restated Construction Loan Agreement dated as of March 31, 2008 (the “Second Amendment”), as further amended by that certain Third Amendment to the Amended and Restated Construction Loan Agreement dated as of April 30, 2008 (the “Third Amendment”), as further amended by that certain Fourth Amendment to the Amended and Restated Construction Loan Agreement dated as of June 1, 2008 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to the Amended and Restated Construction Loan Agreement dated as of July 20,

2008 (the “Fifth Amendment”) (each as amended, supplemented, or otherwise modified from time to time, the Initial Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment are herein referred to collectively as the “Loan Agreement”), the terms and conditions of which are incorporated herein by this reference.  This Amended and Restated Existing Swap Note is entitled to the benefits and security set forth in the Loan Documents, including, but not limited to, the Security Agreement, the Mortgage, the Assignment of Rents and Leases and the Guaranty.  In the event of a conflict or inconsistency between the terms of this Amended and Restated Existing Swap Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.  Capitalized terms not otherwise defined in this Amended and Restated Existing Swap Note which are defined in the Loan Agreement shall have the meanings ascribed thereto in the Loan Agreement.

This Amended and Restated Existing Swap Note is given in modification, replacement and restatement of, but not extinguishment of, the unpaid indebtedness evidenced by the Existing Swap Note.  This Amended and Restated Existing Swap Note modifies and replaces, but does not repay said Existing Swap Note, and all indebtedness formerly evidenced by the Existing Swap Note and unpaid on the date hereof shall now be evidenced by this Amended and Restated Existing Swap Note, and as of the date hereof, the Existing Swap Note shall no longer evidence said outstanding indebtedness.  This Amended and Restated Existing Swap Note shall not be considered to be a novation of the Existing Swap Note as this Amended and Restated Existing Swap Note evidences the same indebtedness and is secured by the same collateral.

The Loan Agreement, among other things, contains (i) enumerated Events of Default, (ii) provisions for acceleration of the maturity of this Amended and Restated Existing Swap Note upon the happening of certain stated events, (iii) provisions for prepayments of the principal amount of this Amended and Restated Existing Swap Note prior to the maturity of the Amended and Restated Existing Swap Note and the prepayment fees and restrictions related thereto, and (iv) provisions for modification or waiver of this Amended and Restated Existing Swap Note upon the terms and conditions specified in the Loan Agreement.

The occurrence of any Event of Default enumerated in the Loan Agreement or any of the other Loan Documents shall constitute an Event of Default under this Amended and Restated Existing Swap Note.  Upon any such Event of Default, the Bank shall have any and all remedies provided in the Loan Agreement or any of the other Loan Documents, including but not limited to the right, but not the obligation, to accelerate the due date of this Amended and Restated Existing Swap Note and declare all obligations set forth herein immediately due and payable, and such other remedies as are provided by law.  No failure to exercise, and no delay in exercising, any rights hereunder on the part of the Bank shall operate as a waiver of such rights.

The Borrower acknowledges that the Obligations evidenced by this Amended and Restated Existing Swap Note are for business purposes only and are not an extension of consumer or individual credit.

THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY GOVERNING LAW, PRESENTMENT FOR PAYMENT,

NOTICE OF NONPAYMENT, NOTICE OF DISHONOR, PROTEST, NOTICE OF PROTEST, DEMAND, NOTICE OF EVERY KIND IN CONNECTION HEREWITH AND DILIGENCE IN ENFORCING PAYMENT OR BRINGING SUIT AGAINST ANY PARTY HERETO.

This Amended and Restated Existing Swap Note is made under and governed by the laws of, and shall be deemed to have been executed in, the State of Nebraska without giving effect to choice of law principles (whether of the State of Nebraska or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nebraska.

THE BANK AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AMENDED AND RESTATED EXISTING SWAP NOTE.  NO OFFICER OR EMPLOYEE OF THE BANK HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

Time is of the essence as to each and every date and each and every Obligation of the Borrower set forth in this Amended and Restated Existing Swap Note.

IN WITNESS WHEREOF, the Borrower has caused this Amended and Restated Existing Swap Note to be executed and delivered to the Bank as of the day and year first written above.

“Borrower”

LSCP, LLLP,
an Iowa limited liability limited partnership

By:	Little Sioux Corn Processors, L.L.C.,
its General Partner

	By:	/s/ Stephen G. Roe

	Its:	President

SCHEDULE I

Principal Payments

[See the Attached]

Schedule I to Amended and Restated Existing Swap Note

AMORTIZATION SCHEDULE – Normal Amortization, 360 Day Year

#	Date	Principal
1	9/1/2008	452,938.72
2	12/1/2008	452,938.72
2008 Totals		905,877.44

3	3/1/2009	452,938.72
4	6/1/2009	452,938.72
5	9/1/2009	452,938.72
6	12/1/2009	452,938.72
2009 Totals		1,811,784.88

7	3/1/2010	452,938.72
8	6/1/2010	452,938.72
9	9/1/2010	452,938.72
10	12/1/2010	452,938.72
2010 Totals		1,811,754.88

11	3/1/2011	452,938.72
12	6/1/2011	452,938.72
13	9/1/2011	452,938.72
14	12/1/2011	452,938.72
2011 Totals		1,811,754.88

15	3/1/2012	452,938.72
16	6/1/2012	452,938.72
17	9/1/2012	452,938.72
18	12/1/2012	452,938.72
2012 Totals		1,811,754.88

19	3/1/2013	452,938.72
20	6/1/2013	452,938.72
21	7/20/2013	Entire remaining balance due
2013 Totals

FIFTH AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

EXHIBIT “B”

Swap Note

[SEE THE ATTACHED]

SWAP NOTE

$36,500,000.00	July 20, 2008
Omaha, Nebraska

FOR VALUE RECEIVED, the undersigned, LSCP, LLLP, an Iowa limited liability limited partnership (the “Borrower”), HEREBY PROMISES TO PAY to the order of FIRST NATIONAL BANK OF OMAHA, a national banking association (the “Bank”), at its principal office located at 1620 Dodge Street, STOP 1050, Omaha, Nebraska 68197, in lawful money of the United States and in immediately available funds, the principal amount of Thirty Six Million Five Hundred Thousand and No/100ths Dollars ($36,500,000.00) (the “Principal Amount”).

The Borrower also promises to pay (i) the Principal Amount, without off-set, deduction or counterclaim, until paid in full, (ii) interest on the unpaid Principal Amount from the date hereof at the rates and times specified in the Loan Agreement, without off-set, deduction or counterclaim, until paid in full and (iii) fees at such times and at such rates and amounts specified in the Loan Agreement, without off-set, deduction or counterclaim, until paid in full.  The unpaid Principal Amount hereof, together with all accrued and unpaid interest and fees, shall be due and payable on the date that is the earliest to occur of the following: (i) July 20, 2013, (ii) the date the Obligations are accelerated pursuant to the Loan Agreement or this Swap Note and (iii) the date the Bank has received indefeasible payment in full of the Obligations.

This Swap Note is the Swap Note referred to in the Amended and Restated Construction Loan Agreement, dated April 5, 2007, by and between the Borrower and the Bank (the “Initial Loan Agreement”), as amended by that certain First Amendment to Amended and Restated Construction Loan Agreement dated as of January 31, 2008 (the “First Amendment”), as further amended by that certain Second Amendment to the Amended and Restated Construction Loan Agreement dated as of March 31, 2008 (the “Second Amendment”), as further amended by that certain Third Amendment to the Amended and Restated Construction Loan Agreement dated as of April 30, 2008 (the “Third Amendment”), as further amended by that certain Fourth Amendment to the Amended and Restated Construction Loan Agreement dated as of June 1, 2008 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to the Amended and Restated Construction Loan Agreement dated as of July 20, 2008 (the “Fifth Amendment”) (each as amended, supplemented, or otherwise modified from time to time, the Initial Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment are herein referred to collectively as the “Loan Agreement”), the terms and conditions of which are incorporated herein by this reference.  This Swap Note is entitled to the benefits and security set forth in the Loan Documents, including, but not limited to, the Security Agreement, the Mortgage, the Assignment of Rents and Leases and the Guaranty.  In the event of a conflict or inconsistency between the terms of this Swap Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.  Capitalized terms not otherwise defined in this Swap Note which are defined in the Loan Agreement shall have the meanings ascribed thereto in the Loan Agreement.

The Loan Agreement, among other things, contains (i) enumerated Events of Default, (ii) provisions for acceleration of the maturity of this Swap Note upon the happening of certain stated events, (iii) provisions for prepayments of the principal amount of this Swap Note prior to the maturity of the Swap Note and the prepayment fees and restrictions related thereto, and (iv) provisions for modification or waiver of this Swap Note upon the terms and conditions specified in the Loan Agreement.

The occurrence of any Event of Default enumerated in the Loan Agreement or any of the other Loan Documents shall constitute an Event of Default under this Swap Note.  Upon any such Event of Default, the Bank shall have any and all remedies provided in the Loan Agreement or any of the other Loan Documents, including but not limited to the right, but not the obligation, to accelerate the due date of this Swap Note and declare all obligations set forth herein immediately due and payable, and such other remedies as are provided by law.  No failure to exercise, and no delay in exercising, any rights hereunder on the part of the Bank shall operate as a waiver of such rights.

The Borrower acknowledges that the Obligations evidenced by this Swap Note are for business purposes only and are not an extension of consumer or individual credit.

THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY GOVERNING LAW, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, NOTICE OF DISHONOR, PROTEST, NOTICE OF PROTEST, DEMAND, NOTICE OF EVERY KIND IN CONNECTION HEREWITH AND DILIGENCE IN ENFORCING PAYMENT OR BRINGING SUIT AGAINST ANY PARTY HERETO.

This Swap Note is made under and governed by the laws of, and shall be deemed to have been executed in, the State of Nebraska without giving effect to choice of law principles (whether of the State of Nebraska or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nebraska.

THE BANK AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS SWAP NOTE.  NO OFFICER OR EMPLOYEE OF THE BANK HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

Time is of the essence as to each and every date and each and every Obligation of the Borrower set forth in this Swap Note.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Borrower has caused this Swap Note to be executed and delivered to the Bank as of the day and year first written above.

“Borrower”

LSCP, LLLP,
an Iowa limited liability limited partnership

By:	Little Sioux Corn Processors, L.L.C.,
its General Partner

	By:	/s/ Stephen G. Roe

	Its:	President

Schedule I to Swap Note

AMORTIZATION SCHEDULE – Normal Amortization, 360 Day Year

#	Date	Principal
1	9/1/2008	612,194.15
2	12/1/2008	616,441.62
2008 Totals		1,228,635.77

3	3/1/2009	621,046.22
4	6/1/2009	633,679.68
5	9/1/2009	654,091.59
6	12/1/2009	667,252.64
2009 Totals		2,576,070.13

7	3/1/2010	673,449.21
8	6/1/2010	687,148.67
9	9/1/2010	714,983.70
10	12/1/2010	722,441.51
2010 Totals		2,798,023.09

11	3/1/2011	730,367.22
12	6/1/2011	745,224.51
13	9/1/2011	772,952.73
14	12/1/2011	782,221.05
2011 Totals		3,030,765.51

15	3/1/2012	792,019.72
16	6/1/2012	808,131.17
17	9/1/2012	835,743.69
18	12/1/2012	846,973.11
2012 Totals		3,282,867.69

19	3/1/2013	858,800.55
20	6/1/2013	876,191.82
21	7/20/2013	21,848,645.44
2013 Totals		23,583,637.81

FIFTH AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

EXHIBIT “C”

Variable Rate Note

 [SEE THE ATTACHED]

VARIABLE RATE NOTE

$34,054,559.56	July 20, 2008
Omaha, Nebraska

FOR VALUE RECEIVED, the undersigned, LSCP, LLLP, an Iowa limited liability limited partnership (the “Borrower”), HEREBY PROMISES TO PAY to the order of FIRST NATIONAL BANK OF OMAHA, a national banking association (the “Bank”), at its principal office located at 1620 Dodge Street, STOP 1050, Omaha, Nebraska 68197, in lawful money of the United States and in immediately available funds, the principal amount of Thirty Four Million Fifty Four Thousand Five Hundred Fifty Nine and 56/100ths Dollars ($34,054,559.56) or, so much thereof as may be advanced by the Bank pursuant to the terms and provisions of the Loan Agreement, as hereinafter defined, between the Borrower and the Bank (the “Principal Amount”).

The Borrower also promises to pay (i) the Principal Amount, without off-set, deduction or counterclaim, until paid in full, (ii) interest on the unpaid Principal Amount from the date hereof at the rates and times specified in the Loan Agreement, without off-set, deduction or counterclaim, until paid in full and (iii) fees at such times and at such rates and amounts specified in the Loan Agreement, without off-set, deduction or counterclaim, until paid in full.  The unpaid Principal Amount hereof, together with all accrued and unpaid interest and fees, shall be due and payable on the date that is the earliest to occur of the following: (i) July 20, 2013, (ii) the date the Obligations are accelerated pursuant to the Loan Agreement or this Variable Rate Note and (iii) the date the Bank has received indefeasible payment in full of the Obligations.

This Variable Rate Note is the Variable Rate Note referred to in the Amended and Restated Construction Loan Agreement, dated April 5, 2007, by and between the Borrower and the Bank (the “Initial Loan Agreement”), as amended by that certain First Amendment to Amended and Restated Construction Loan Agreement dated as of January 31, 2008 (the “First Amendment”), as further amended by that certain Second Amendment to the Amended and Restated Construction Loan Agreement dated as of March 31, 2008 (the “Second Amendment”), as further amended by that certain Third Amendment to the Amended and Restated Construction Loan Agreement dated as of April 30, 2008 (the “Third Amendment”), as further amended by that certain Fourth Amendment to the Amended and Restated Construction Loan Agreement dated as of June 1, 2008 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to the Amended and Restated Construction Loan Agreement dated as of July 20, 2008 (the “Fifth Amendment”) (each as amended, supplemented, or otherwise modified from time to time, the Initial Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment are herein referred to collectively as the “Loan Agreement”), the terms and conditions of which are incorporated herein by this reference.  This Variable Rate Note is entitled to the benefits and security set forth in the Loan Documents, including, but not limited to, the Security Agreement, the Mortgage, the Assignment of Rents and Leases and the Guaranty.  In the event of a conflict or inconsistency between the terms of this Variable Rate Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.  Capitalized terms not otherwise defined in this Variable Rate Note which are defined in the Loan Agreement shall have the meanings ascribed thereto in the Loan Agreement.

The Loan Agreement, among other things, contains (i) enumerated Events of Default, (ii) provisions for acceleration of the maturity of this Variable Rate Note upon the happening of certain stated events, (iii) provisions for prepayments of the principal amount of this Variable Rate Note prior to the maturity of the Variable Rate Note and the prepayment fees and restrictions related thereto, and (iv) provisions for modification or waiver of this Variable Rate Note upon the terms and conditions specified in the Loan Agreement.

The occurrence of any Event of Default enumerated in the Loan Agreement or any of the other Loan Documents shall constitute an Event of Default under this Variable Rate Note.  Upon any such Event of Default, the Bank shall have any and all remedies provided in the Loan Agreement or any of the other Loan Documents, including but not limited to the right, but not the obligation, to accelerate the due date of this Variable Rate Note and declare all obligations set forth herein immediately due and payable, and such other remedies as are provided by law.  No failure to exercise, and no delay in exercising, any rights hereunder on the part of the Bank shall operate as a waiver of such rights.

The Borrower acknowledges that the Obligations evidenced by this Variable Rate Note are for business purposes only and are not an extension of consumer or individual credit.

THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY GOVERNING LAW, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, NOTICE OF DISHONOR, PROTEST, NOTICE OF PROTEST, DEMAND, NOTICE OF EVERY KIND IN CONNECTION HEREWITH AND DILIGENCE IN ENFORCING PAYMENT OR BRINGING SUIT AGAINST ANY PARTY HERETO.

                This Variable Rate Note is made under and governed by the laws of, and shall be deemed to have been executed in, the State of Nebraska without giving effect to choice of law principles (whether of the State of Nebraska or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nebraska.

                THE BANK AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS VARIABLE RATE NOTE.  NO OFFICER OR EMPLOYEE OF THE BANK HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

Time is of the essence as to each and every date and each and every Obligation of the Borrower set forth in this Variable Rate Note.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Borrower has caused this Variable Rate Note to be executed and delivered to the Bank as of the day and year first written above.

“Borrower”

LSCP, LLLP,
an Iowa limited liability limited partnership

By:	Little Sioux Corn Processors, L.L.C.,
its General Partner

	By:	/s/ Stephen G. Roe

	Its:	President

FIFTH AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

EXHIBIT “D”

Long Term Revolving Note

[SEE THE ATTACHED]

LONG TERM REVOLVING NOTE

$10,000,000.00	July 20, 2008
Omaha, Nebraska

FOR VALUE RECEIVED, the undersigned, LSCP, LLLP, an Iowa limited liability limited partnership (the “Borrower”), HEREBY PROMISES TO PAY to the order of FIRST NATIONAL BANK OF OMAHA, a national banking association (the “Bank”), at its principal office located at 1620 Dodge Street, STOP 1050, Omaha, Nebraska 68197, in lawful money of the United States and in immediately available funds, the principal amount of Ten Million and No/100ths Dollars ($10,000,000.00) or, so much thereof as may be advanced by the Bank pursuant to the terms and provisions of the Loan Agreement, as hereinafter defined, between the Borrower and the Bank (the “Principal Amount”).

The Borrower further agrees to pay (i) the Principal Amount, without off-set, deduction or counterclaim, until paid in full, (ii) interest on the unpaid Principal Amount from the date hereof at the rates and times specified in the Loan Agreement, without off-set, deduction or counterclaim, until paid in full, and (iii) fees at such times and at such rates and amounts specified in the Loan Agreement, without off-set, deduction or counterclaim, until paid in full.  The unpaid Principal Amount hereof, together with all accrued and unpaid interest hereunder, shall be due and payable on the date that is the earliest to occur of the following: (i) July 20, 2013, (ii) the date the Obligations are accelerated pursuant to the Loan Agreement or this Long Term Revolving Note and (iii) the date the Bank has received indefeasible payment in full of the Obligations.

This Long Term Revolving Note is the Long Term Revolving Note referred to in the Amended and Restated Construction Loan Agreement, dated April 5, 2007, by and between the Borrower and the Bank (the “Initial Loan Agreement”), as amended by that certain First Amendment to Amended and Restated Construction Loan Agreement dated as of January 31, 2008 (the “First Amendment”), as further amended by that certain Second Amendment to the Amended and Restated Construction Loan Agreement dated as of March 31, 2008 (the “Second Amendment”), as further amended by that certain Third Amendment to the Amended and Restated Construction Loan Agreement dated as of April 30, 2008 (the “Third Amendment”), as further amended by that certain Fourth Amendment to the Amended and Restated Construction Loan Agreement dated as of June 1, 2008 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to the Amended and Restated Construction Loan Agreement dated as of July 20, 2008 (the “Fifth Amendment”) (each as amended, supplemented, or otherwise modified from time to time, the Initial Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment are herein referred to collectively as the “Loan Agreement”), the terms and conditions of which are incorporated herein by this reference.  This Long Term Revolving Note is entitled to the benefits and security set forth in the Loan Documents, including, but not limited to, the Security Agreement, the Mortgage, the Assignment of Rents and Leases and the Guaranty.  In the event of a conflict or inconsistency between the terms of this Long Term Revolving Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.  Capitalized terms not otherwise defined in this Long Term Revolving Note which are defined in the Loan Agreement shall have the meanings ascribed thereto in the Loan Agreement.

The Loan Agreement, among other things, contains (i) enumerated Events of Default, (ii) provisions for acceleration of the maturity of this Long Term Revolving Note upon the happening of certain stated events, (iii) provisions for prepayments of the principal amount of this Long Term Revolving Note prior to the maturity of this Long Term Revolving Note, and (iv) provisions for modification or waiver of this Long Term Revolving Note upon the terms and conditions specified in the Loan Agreement.

The occurrence of any Event of Default enumerated in the Loan Agreement or any of the other Loan Documents shall constitute an Event of Default under this Long Term Revolving Note.  Upon any such Event of Default, the Bank shall have any and all remedies provided in the Loan Agreement or any of the other Loan Documents, including but not limited to the right, but not the obligation, to accelerate the due date of this Long Term Revolving Note and declare all obligations set forth herein immediately due and payable, and such other remedies as are provided by law.  No failure to exercise, and no delay in exercising, any rights hereunder on the part of the Bank shall operate as a waiver of such rights.

The Borrower acknowledges that the Obligations evidenced by this Long Term Revolving Note are for business purposes only and are not an extension of consumer or individual credit.

THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY GOVERNING LAW, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, NOTICE OF DISHONOR, PROTEST, NOTICE OF PROTEST, DEMAND, NOTICE OF EVERY KIND IN CONNECTION HEREWITH AND DILIGENCE IN ENFORCING PAYMENT OR BRINGING SUIT AGAINST ANY PARTY HERETO.

This Long Term Revolving Note is made under and governed by the laws of, and shall be deemed to have been executed in, the State of Nebraska without giving effect to choice of law principles (whether of the State of Nebraska or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nebraska.

THE BANK AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS LONG TERM REVOLVING NOTE.  NO OFFICER OR EMPLOYEE OF THE BANK HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

Time is of the essence as to each and every date and each and every Obligation of the Borrower set forth in this Long Term Revolving Note.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Borrower has caused this Long Term Revolving Note to be executed and delivered to the Bank as of the day and year first written above.

“Borrower”

LSCP, LLLP,
an Iowa limited liability limited partnership

By:	Little Sioux Corn Processors, L.L.C.,
its General Partner

	By:	/s/ Stephen G. Roe

	Its:	President

FIFTH AMENDMENT TO THE

AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

EXHIBIT “E”

Reaffirmation of Guaranty

[SEE THE ATTACHED]

REAFFIRMATION OF GUARANTY

This will confirm (a) that the undersigned hereby consents (i) to the terms of that Fifth Amendment to the Amended and Restated Construction Loan Agreement (the “Fifth Amendment”) of even date herewith by and between the Borrower and the Bank and (ii) to the execution and delivery of the Fifth Amendment by the Borrower; (b) that the Obligations of the Borrower to the Bank under the Loan Agreement (as defined in the Fifth Amendment) as amended by the Fifth Amendment constitutes an obligation of the Guarantor to the Bank under the terms and conditions of the Guaranty; and (c) that all references to the “Loan Agreement” contained in the Guaranty shall constitute references to the Loan Agreement as amended by the Fifth Amendment, and as the same may be amended, restated or otherwise modified from time to time hereafter.  The undersigned confirms to the Bank that all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants, and representations of the undersigned under the Guaranty, and any and all other documents and agreements entered into with respect to the obligations under the Guaranty, are incorporated herein by this reference as modified hereby and as so modified, are hereby ratified and affirmed in all respects by the undersigned.

Dated as of July 20, 2008.

“Guarantor”

Little Sioux Corn Processors, L.L.C.,
an Iowa limited liability company

By:	/s/ Stephen Roe

Name:	Stephen Roe

Title:	President